SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 28, 2002
                Date of Report (Date of earliest event reported)


                               PICK-UPS PLUS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                     DELAWARE        000-28255       31-12440524
                     --------       ---------       -----------
  (State or other jurisdiction     (Commission     (I.R.S. Employer
of incorporation or organization)  file number)   Identification No.)




                        5181 NATORP BOULEVARD, SUITE 530
                                MASON, OHIO 45040
                    (Address of principal executive offices)


                                 (513) 398-4344
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM  1.     CHANGE  OF  CONTROL.
--------
Stock  Purchase  Agreement  and  Related  Transactions
------------------------------------------------------

     Effective March 15, 2002 (the "Closing Date"), Pick-Ups Plus, Inc., (the "Company") entered into a Stock Purchase Agreement dated March 14, 2002 (the "Purchase Agreement") with PUPS Investment, LLC, a Florida limited liability company ("Investor" or the "LLC"), pursuant to which the Company agreed to issue and sell to Investor, and Investor agreed to purchase from the Company, from time to time in accordance with a schedule of purchases and sales over the next three (3) months, an aggregate of Twenty One Million Five Hundred Thousand (21,500,000) shares of the Company's common stock, par value $.001 per share (the "Common Stock") for an aggregate purchase price of Five Hundred Thousand and 00/100 Dollars ($500,000.00). The schedule of such purchases and sales, commencing on the Closing Date and terminating on May 1, 2002, together with the purchase prices per share are set forth on Exhibit B of the Purchase Agreement (the "Schedule").

     The initial purchase under the Schedule of Seven Million Five Hundred Thousand (7,500,000) shares (the "Initial Purchase") was completed on the Closing Date for an aggregate purchase price of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) (the "Initial Purchase Price"). Prior to the Closing Date, Investor loaned One Hundred Twenty Five Thousand and 00/100 Dollars ($125,000.00) to the Company at various times between January 29, 2002 and March 13, 2002. On the Closing Date, such loans were terminated and all sums were treated as a prepayment toward the total Initial Purchase Price due on the Closing Date.

     The Purchase Agreement also provides Investor with an option to purchase from the Company, at any time on or before December 31, 2002, up to an additional Sixteen Million Six Hundred Sixty Six Thousand Six Hundred Sixty Six (16,666,666) shares of the Company's Common Stock for an aggregate purchase price of Five Hundred Thousand and 00/100 Dollars ($500,000.00). The Purchase Agreement further provides that the Company shall take prompt action to appoint A representative of the LLC to the Board of Directors of the Company. The Company has agreed to pay a five percent (5%) finder's fee to Professional Management and Consulting Services Group, Inc. in connection with the Purchase Agreement.

Conversion  Agreement
---------------------

     Simultaneously with the execution of the Purchase Agreement, Investor acquired all right, title and interest in a Promissory Note dated May 3, 2000 executed and delivered by the Company in favor of PNC Bank, National Association ("PNC") in the original principal amount of Three Hundred Thousand and 00/100
  ---
Dollars  ($300,000.00),  (the "Note"), together with certain other documents and
                               ----
instruments evidencing, securing and/or relating to the Note (collectively with the Note, the "Loan Documents"). The Note matured on June 1, 2001 and the
                  ---------------
Company was in default thereon. The principal outstanding on the Note was Two Hundred Fifty Three Thousand Thirty Seven and 07/100 Dollars ($253,037.07), plus
accrued  interest  from  October  4,  2001.    PNC filed a Complaint in the
Court of Common Pleas, Hamilton County, Ohio seeking a judgment against the Company on the defaulted Note. In consideration of Investor's acquisition of the Note and Loan Documents, Company agreed to make the Note convertible into Twelve Million Six Hundred Fifty One Thousand Eight Hundred Fifty
Three (12,651,853) shares of Common Stock (the "Conversion Agreement"). Investor exercised the Conversion Agreement in full, effective March 15, 2002. This transaction also included the issuance of an additional One Hundred Thousand (100,000) shares of the Company's Common Stock to PNC to settle the default on the Note.

     The Purchase Agreement, the Conversion Agreement, and the Finder's Agreement are attached hereto as Exhibit 1.1, Exhibit 1.2, and Exhibit 1.3,
                                     -------------  -----------      -----------
respectively,  and  are  incorporated  by  reference  herein.

ITEM  5.     OTHER.
--------

Transactions  with  Cornell  Capital  Partners,  L.P.
-----------------------------------------------------

     On February 28, 2002, the Company entered into a Termination Agreement with Cornell Capital Partners, L.P., a Delaware limited partnership ("Cornell"), terminating the existing Equity Line of Credit Agreement, the Registration Rights Agreement and the Escrow Agreement, each dated March 29, 2001, between the Company and Cornell. In addition to the Termination Agreement, the Company entered into a related Non-Negotiable Promissory Note with Cornell dated February 28, 2002 (the "Renewal Note"). The Renewal Note renews and restates a prior note between the Company and Cornell dated July 14, 2001, of which the principal amount was One Hundred Thousand and 00/100 Dollars ($100,000.00), and the interest rate was twelve percent (12%) (the "Original Note"). At the time the parties entered into the Renewal Note, there was Five Thousand ($5,000) and 00/100 Dollars of accrued interest on the Original Note.

     Pursuant to the terms of the Renewal Note, the Company will pay Cornell One Hundred Five Thousand and 00/100 Dollars ($105,000.00) with interest thereon at the rate of eight percent (8%) per annum. The principal and interest on the Renewal Note is payable in twelve (12) equal monthly installments of Nine
Thousand One Hundred Thirty Three and 00/100 Dollars ($9,133.00), commencing March 15, 2002. As additional consideration for the Termination Agreement and the Renewal Note, the Company issued to Cornell Fifty Thousand (50,000) restricted shares of the Company's Common Stock.

     The payment and the performance of the Renewal Note has been unconditionally guaranteed personally by the Company's Chairman of the Board and President, John Fitzgerald (the "Guaranty"). The Renewal Note and the Guaranty are secured by a Pledge Agreement dated February 28, 2002 (the "Pledge Agreement") by and between Cornell and Mr. Fitzgerald. Under the Pledge Agreement, Mr. Fitzgerald pledged to Cornell and granted to Cornell a first-priority security interest in Five Million (5,000,000) shares of the Company's Common Stock held of record by Mr. Fitzgerald. Pursuant to the Pledge Agreement, Mr. Fitzgerald unconditionally agreed that if the Company defaults on the Renewal Note, Cornell shall have the right to take and/or sell a number of the pledged shares equal to the entire principal balance and accrued interest outstanding and owed to Cornell under the Renewal Note and Guaranty.

     The Termination Agreement, the Renewal Note, the Guaranty and the Pledge Agreement are attached hereto as Exhibit 5.1, Exhibit 5.2, Exhibit 5.3, and
                                     -------------  -----------  -----------
Exhibit  5.4.  respectively.
------------

Consulting  Agreement
---------------------

     On March 14, 2002, the Company entered into a two-year Consulting Agreement (the "Consulting Agreement"), with Professional Management and Consulting Services Group, Inc., a Florida corporation ("PMCS" or "Consultant"). The services to be provided to the Company by Consultant include the review, analysis and formulation of formal and/or informal financial, strategic and business plans; assisting and advising on all issues relating to the Company's growth strategies; providing assistance and advice in connection with the development and execution of acceptable merger and acquisition strategies; assisting in the selection and the negotiation of acceptable sites for the construction of new stores; assisting and advising in all phases of the Company's efforts to secure lines of credit, establishing and enhancing banking relationships in connection with the acquisition or construction of new stores, and as otherwise needed. In addition, Consultant shall serve as the construction manager overseeing all phases of construction at the sites of all new stores, and where appropriate, provide the total construction contract, as the contractor of record.

     In consideration of the services to be provided by PMCS under the Consulting Agreement, the Company agreed to issue Three Million (3,000,000) shares of its Common Stock to Consultant's principals (the "Compensatory Shares"), together with warrants for the purchase of up to an additional Three Million (3,000,000) shares of Common Stock at exercise prices ranging from 05/100 Dollars ($.05) to 15/100 Dollars ($.15) per share (collectively, the "Warrant Agreements"). The Warrant Agreements expire on March 13, 2004.

     In addition to the Compensatory Shares and the Warrant Agreements, the Company agreed to pay PMCS a management fee equal to five percent (5%) of total construction costs of each new store built during the term of the Consulting Agreement. Where Consultant also provides contractor services in addition to management services, the Company will pay Consultant an additional contractor's fee equal to twelve percent (12%) of such total construction costs, provided however, that such management and contractor fees shall be reduced from time to time if necessary so as to maintain the provision of such services by PMCS on terms which are not less favorable than those which could be obtained from a third party in an arm-length transaction.

     The Consulting Agreement and the Warrant Agreements are attached as Exhibit
                                                                         -------
5.5,  Exhibit  5.6,  Exhibit  5.7,  and  Exhibit  5.8,  respectively,  and which
---   ------------   ------------        ------------
agreements  are  incorporated  by  reference  herein.

ITEM  7.     EXHIBITS.
--------
     (c)  Exhibits.  The  following  exhibits  are  filed  herewith:


EXHIBIT  NO.          DESCRIPTION
------------          -----------


1.1 Stock Purchase Agreement by and between Pick-Ups Plus, Inc. and PUPS Investment, LLC, dated March 14, 2002.

1.2 Conversion Agreement by and between Pick-Ups Plus, Inc. and PUPS Investment, LLC, dated March 14, 2002.

1.3 Finder's Agreement by and between Professional Management and Consulting Services Group, Inc. and Pick-Ups Plus, Inc., dated March 14, 2002.

5.1 Termination Agreement by and between Cornell Capital Partners, L.P. and Pick-Ups Plus, Inc., dated February 28, 2002.

5.2 Non-Negotiable Promissory Note by and between Cornell Capital Partners, L.P., as Payee, and Pick-Ups Plus, Inc. as Maker, dated February
    28,  2002.

5.3 Guaranty by and between Cornell Capital Partners, L.P. and John Fitzgerald as Guarantor, dated February 28, 2002.

5.4 Pledge Agreement by and between Cornell Capital Partners, L.P. and John Fitzgerald, dated February 28, 2002.

5.5 Consulting Agreement By and Between Pick-Ups Plus, Inc. and Professional Management and Consulting Services Group, Inc., dated March 14, 2002.

5.6  Warrant  Agreement  dated  March  14,  2002,  for the purchase of 1,000,000
     Shares  of  Common  Stock  at  $.05  per  share.

5.7  Warrant  Agreement  dated  March  14,  2002,  for the purchase of 1,000,000
     Shares  of  Common  Stock  at  $.10  per  share.

5.8  Warrant  Agreement  dated  March  14,  2002,  for the purchase of 1,000,000
     Shares  of  Common  Stock  at  $.15  per  share.






                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 21,  2002

                           PICK-UPS  PLUS,  INC.

                           By:  /s/ John Fitzgerald
                           ---------------------------------
                                John  Fitzgerald,  President

Exhibit Index

1.1 Stock Purchase Agreement by and between Pick-Ups Plus, Inc. and PUPS Investment, LLC, dated March 14, 2002.

1.2 Conversion Agreement by and between Pick-Ups Plus, Inc. and PUPS Investment, LLC, dated March 14, 2002.

1.3 Finder's Agreement by and between Professional Management and Consulting Services Group, Inc. and Pick-Ups Plus, Inc., dated March 14, 2002.

5.1 Termination Agreement by and between Cornell Capital Partners, L.P. and Pick-Ups Plus, Inc., dated February 28, 2002.

5.2 Non-Negotiable Promissory Note by and between Cornell Capital Partners, L.P., as Payee, and Pick-Ups Plus, Inc. as Maker, dated February
     28,  2002.

5.3 Guaranty by and between Cornell Capital Partners, L.P. and John Fitzgerald as Guarantor, dated February 28, 2002.

5.4 Pledge Agreement by and between Cornell Capital Partners, L.P. and John Fitzgerald, dated February 28, 2002.

5.5 Consulting Agreement By and Between Pick-Ups Plus, Inc. and Professional Management and Consulting Services Group, Inc., dated March 14, 2002.

5.6  Warrant  Agreement  dated  March  14,  2002,  for the purchase of 1,000,000
     Shares  of  Common  Stock  at  $.05  per  share.

5.7  Warrant  Agreement  dated  March  14,  2002,  for the purchase of 1,000,000
     Shares  of  Common  Stock  at  $.10  per  share.

5.8  Warrant  Agreement  dated  March  14,  2002,  for the purchase of 1,000,000
     Shares  of  Common  Stock  at  $.15  per  share.

EXHIBIT 1.1




                           STOCK  PURCHASE  AGREEMENT


                                 BY AND BETWEEN


                               PICK-UPS PLUS, INC.
                            (a Delaware Corporation)


                                       AND

                              PUPS INVESTMENT, LLC
                      (a Florida Limited Liability Company)



                           Dated as of March 14, 2002

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
Article  I   DEFINITIONS                                                     1
Article  II  SALE  AND  PURCHASE  OF  SHARES                                 1
     2.1     Sale  and  Purchase  of  Shares                                 1
     2.2     Optional  Purchase  of  Future  Shares                          2
     2.3     Closing  of  Each  Sale  and  Purchase  of  Shares              2

Article III  REPRESENTATIONS  AND  WARRANTIES                                2
     3.1     Representations  and  Warranties  of  the  Company              2
     3.2     Representations  and  Warranties  of  Investor                  8

Article  IV  ADDITIONAL  AGREEMENTS                                         10
     4.1     Access  to  information  Concerning  Properties and Records    10
     4.2     Confidentiality                                                10
     4.3     Supplemental  Disclosure                                       11
     4.4     Takeover  Statutes                                             11
     4.5     Conduct  of  the  Business                                     11
     4.6     Appointment  of  Director                                      12

Article  V   CONDITIONS  PRECEDENT  TO  EACH  CLOSING                       12
     5.1     Conditions  Precedent  to  Obligations of the Company
               and Investor                                                 12
     5.2     Conditions  Precedent  to  Obligations  of  Investor           13
     5.3     Conditions  Precedent  to  Obligation  of  the  Company        13

Article  VI  TERMINATION  AND  ABANDONMENT                                  14
     6.1     Termination                                                    14
     6.2     Effect  of  Termination                                        14
     6.3     Liquidated  Damages                                            14

Article  VII     INDEMNIFICATION  OF  INVESTOR                              15
     7.1     Agreement  of  the  Company  to  Indemnify  Investor           15
     7.2     Conditions  of  Indemnification                                15
     7.3     Limits  for  Recovery  of  Losses                              16

Article VIII SURVIVAL  OF REPRESENTATIONS; INDEMNIFICATION REMEDIES         16
     8.1     Fees  and  Expenses                                            16
     8.2     Survival  of  Representations  and  Warranties                 16
     8.3     Extension;  Waiver                                             16
     8.4     Public  Announcements                                          17
     8.5     Notices                                                        17
     8.6     Entire  Agreement;  Severability                               17
     8.7     Binding  Effect;  Benefit;  Assignment                         18
     8.8     Amendment  and  Modification                                   18
     8.9     Further  Actions                                               18
     8.10     Counterparts                                                  18
     8.11     Applicable  Law                                               18
Exhibit  A     Definitions
Exhibit  B     Schedule  of  Stock  Purchases  and  Purchase  Prices

                            STOCK PURCHASE AGREEMENT


     STOCK  PURCHASE  AGREEMENT ("Agreement") dated as of March 14, 2002, by and
                                  ---------
between  Pick-Ups  Plus,  Inc., a Delaware corporation (the "Company"), and PUPS
                                                             -------
Investment,  LLC,  a  Florida  limited  liability  company  (the  "Investor").
                                                                   --------

     WHEREAS, the Company desires to issue and sell to Investor, and Investor desires to subscribe for and to acquire from the Company shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), upon the terms
                                                  ------------
and  conditions  hereinafter  set  forth;

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company's stockholders for the Company to enter into the transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth herein; and

     WHEREAS, the Board of Directors of the Company has, in light of and upon the terms and subject to the conditions set forth herein, resolved to approve and adopt this Agreement and the transactions contemplated hereby;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties, conditions and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     For all purposes of this Agreement, certain capitalized terms specified in Exhibit A shall have the meanings set forth in said Exhibit A, except as
----------                                                  ---------
otherwise  expressly  provided.


                                   ARTICLE II

                           SALE AND PURCHASE OF SHARES

     2.1     Sale  and Purchase of Shares.  On the basis of the representations,
             ----------------------------
warranties  and  agreements  contained  herein,  and  subject  to  the terms and conditions hereof, the Company agrees to issue and sell to Investor, and Investor agrees to purchase from the Company, from time to time in accordance with the schedule of purchases and sales set forth on Exhibit B hereto, an
                                                            ---------
aggregate of Five Hundred Thousand and 00/100 Dollars ($500,000.00) of the Company's Common Stock (the "Shares"). The number of Shares to be purchased by
                              ------
Investor and the purchase prices per Share to be paid by Investor is as set forth on Exhibit B hereto.
           ----------

     2.2     Optional  Purchase of Future Shares.  Commencing on the date hereof
             -----------------------------------
for the period up to or before December 31, 2002, Investor shall have the right, but shall not be obligated to, from time to time, purchase from the Company, up to an additional Five Hundred Thousand and 00/100 Dollars ($500,000.00) of the Company's Common Stock (the "Future Shares"). In the event that Investor, upon
                              -------------
the terms and conditions contained herein, exercises its right to purchase Future Shares, the Company hereby agrees to issue Future Shares to Investor at a per share price of 03/100 Dollars ($0.03).

     2.3     Closing  of  Each  Sale  and Purchase of Shares.  Each closing of a
             -----------------------------------------------
sale  and  purchase  of  Shares  hereunder  shall  take  place at the offices of
Schifino & Fleischer, P.A., 201 North Franklin Street, Suite 2700, Tampa, Florida 33602, at 10:00 a.m., local time, on the dates set forth in Exhibit B,
                                                                      ---------
or at such other locations, dates and times as may be agreed upon between Investor and the Company (each, a "Closing"). At each Closing, the Company
                                        -------
shall issue and deliver to Investor a stock certificate or certificates in definitive form, registered in the name of Investor, representing the Common Stock. As payment in full for the Shares being purchased by it at a Closing, and against delivery of the stock certificates therefor as aforesaid, on the date of each such Closing, Investor shall deliver to the Company by wire transfer of immediately available funds the respective amount set forth in Exhibit B.

                                     ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.1     Representations  and  Warranties  of the Company.  The Company, and
             ------------------------------------------------
John Fitzgerald in his individual capacity ("Fitzgerald"), do hereby represent and warrant to Investor as follows:

          (a)     Due  Organization, Good Standing and Corporate Power.  Each of
                  ----------------------------------------------------
the  Company  and  its  Subsidiaries  is  a  corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and each such corporation has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Except as set forth on Schedule 3.1(a), each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect on the Company. For the purposes of this Agreement, "Material Adverse
                                                                ----------------
Effect"  means  a  material  adverse effect on the business, properties, assets,
  ----
liabilities, operations, results of operations, or condition (financial or otherwise) of the Person (as defined in below) and its Subsidiaries taken as a whole. The term "Subsidiary" as used in this Agreement refers to any Person in
                   ----------
which the Company owns any equity interest and shall include all joint ventures. The Company has made available to Investor true and complete copies of its Certificate of Incorporation, as amended to date, its By-Laws, as amended to date and copies of the minutes of its Board of Directors and of committees of the Board of Directors (except as the same relate to the transactions contemplated hereby). Except for capital stock of its Subsidiaries, the Company does not own any stock, partnership or other equity interest in, or any debt or equity securities of, any person.

          (b)     Authorization and Validity of Agreement.  The Company has full
                  ---------------------------------------
corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company, and the consummation by it of the transactions contemplated hereby, have been duly authorized and approved by its Board of Directors and no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. The Company's Board of Directors, at meetings duly called and held, have approved and adopted this Agreement and the transactions contemplated hereby and authorized the execution of this Agreement.

          (c)     Capitalization.  The  authorized  capital stock of the Company
                  --------------
consists of 100,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $1.00 par value, of which zero (0) shares of preferred stock are outstanding. As of the close of business on March 14, 2002, there were (i) Forty Million Six Hundred Twenty Nine Thousand Six Hundred Forty Four (40,629,644) shares of the Company's Common Stock issued and outstanding, or authorized for issuance, and (ii) Three Million Eight Hundred Thousand (3,800,000(1)) shares are reserved for issuance pursuant to outstanding options, warrants, rights, subscriptions, agreements or claims to purchase the Company's Common Stock, or pursuant to securities convertible into or exchangeable for the Company's Common Stock, contingent or otherwise. All of the issued and outstanding shares of the Company's Common Stock have been validly issued and are fully paid and nonassessable, and are not subject to, nor were they issued in violation of, any preemptive rights.

          (d)     Subsidiaries.  Schedule  3.1(d)  lists  all  of  the Company's
                  ------------
Subsidiaries and the percentage of the outstanding equity interests of each Subsidiary owned by the Company. All of the outstanding shares of capital stock or other equity interests, owned by the Company, of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to, nor were they issued in violation of, any preemptive rights, and are owned, of record and beneficially, by the Company free and clear of all liens, charges, encumbrances, options, claims or security interests of any kind or nature whatsoever. Except as set forth on Schedule 3.1(d), no shares of capital stock of any of the Company's Subsidiaries are reserved for issuance and there are no outstanding or authorized options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable

________
(1) Does not include an indeterminable number of shares of Common Stock reserved for issuance pursuant to the conversion provisions of outstanding debentures. securities, stock appreciation, phantom stock, profit participation or other commitments, contingent or otherwise, relating to the capital stock of any Subsidiary of the Company, pursuant to which such Subsidiary is or may become obligated to issue any shares of capital stock of such Subsidiary or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of such Subsidiary. Except for the Subsidiaries listed on Schedule 3.1(d) the Company does not own, directly or indirectly, any capital stock or other equity interest in any Person.

          (e)     Consents  and  Approvals;  No  Violations.  The  execution and
                  -----------------------------------------
delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not: (1) violate any provision of the Certificate of Incorporation or By-Laws of the Company or any of the Company's Subsidiaries; (2) require the prior approval of, or the giving of any prior notice to, the stockholders of the Company; (3) violate any statute, ordinance, rule, regulation, order or decree of any court or of any governmental or regulatory body, agency or authority applicable to the Company or any of the Company's Subsidiaries, or by which any of their respective properties or assets may be bound, including but not limited to the Securities Act, the Exchange Act, and the NASD, (4) require any filing with, or permit, consent or approval of, order or authorization of, registration, declaration or the giving of any notice to, any governmental or regulatory body, agency or authority; or (5) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of the Company's Subsidiaries under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation to which the Company or any of the Company's Subsidiaries is a party, or by which it or any of their respective properties or assets may be bound, excluding from the foregoing clauses (2), (3) (4) and (5) filings, notices, permits, consents and approvals the absence of which, and violations, breaches, defaults, conflicts and liens which, in the aggregate, would not have a Material Adverse Effect on the Company.

          (f)     Reports  and  Financial  Statements.  Since December 31, 2000,
                  -----------------------------------
the Company has filed all registration statements, prospectuses, schedules, statements, forms, reports and documents with the Securities and Exchange Commission (the "Commission") required to be filed by it pursuant to the federal
                 ----------
securities laws and the Commission's rules and regulations promulgated thereunder, and, except to the extent revised or superseded by a subsequent filing filed with the Commission prior to the date hereof, all forms, registration statements, prospectuses, schedules, statements, reports and documents filed with the Commission have complied in all material respects with all applicable requirements of the federal securities laws and the Commission rules and regulations promulgated thereunder. The Company has heretofore made available to Investor true and complete copies of all forms, reports, registration statements and other filings filed by the Company with the Commission since December 31, 2000 (such forms, reports, registration statements and other filings, together with any amendments thereto, are sometimes collectively referred to as the "Commission Filings"). As of their respective
                                   ------------------
dates, except to the extent revised or superseded by a subsequent filing filed with the Commission prior to the date hereof, the Company's Commission Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the (i) consolidated balance sheets as of the end of the fiscal years ended December 31, 1998, 1999 and 2000 and as of the end of the fiscal quarters ended March 31, June 30, and September 30 of 2001, and (ii) the consolidated statements of operations, consolidated statements of stockholders' equity and consolidated statements of cash flows for the years ended December 31, 1998, 1999 and 2000 and for the nine months ended September 30, 2001, as included in the Company's Commission Filings, were all prepared in accordance with GAAP, as in effect from time to time, applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended (subject to normal year-end adjustments and the absence of notes in the case of any unaudited interim financial statements, none of which individually or in the aggregate had or could have a Material Adverse Effect).

          (g)     Absence  of  Certain Changes.  Except for liabilities incurred
                  ----------------------------
in connection with this Agreement or the transactions contemplated hereby and except as previously disclosed in the Company's Commission Filings, the Company and its Subsidiaries have (a) conducted their respective businesses in the ordinary course, consistent with past practice, and (b) since December 31, 2000, there has not been:

               (i) any event, occurrence or development which, individually or in the aggregate, would have a Material Adverse Effect on the Company;

               (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of the Company's Common Stock, or any repurchase, redemption or other acquisition by the Company or any of its Subsidiaries of any outstanding shares of the Company's Common Stock or any securities convertible into the Company's Common Stock, except as set forth on Schedule 3.1(g)(ii);

               (iii) any amendment of any material term of the Company's Common Stock or any securities convertible into the Company's Common Stock, other than as contemplated by this Agreement;

               (iv) any material transaction or commitment made, or any contract, agreement or settlement entered into, by (or judgment, order or decree affecting) the Company or any of its Subsidiaries relating to its assets or business (including the acquisition or disposition of any material amount of assets) or any relinquishment by the Company or any of its Subsidiaries of any contract or other right, in either case, material to the Company and any of its Subsidiaries, taken as a whole, other than transactions, commitments, contracts, agreements or settlements (including without limitation settlements of litigation and tax proceedings) in the ordinary course of business consistent with past practice and those contemplated by this Agreement, except as set forth on Schedule 3.1(g)(iv); or

          (iv) any change in any method of accounting or accounting practices by the Company or any of its Subsidiaries, except for any such change which is not material or which is required by reason of a concurrent change in GAAP.

          (h)     Real  Property .  Each of the Company and its Subsidiaries has
                  --------------
good, valid and marketable title to its real property, subject to no encumbrance, lien, charge or other restriction, except as set forth on Schedule 3.1(h).

          (i)     Leases.  Schedule  3.1(i)  contains  an  accurate and complete
                  ------
description  of  the terms of each Lease ("Lease" shall mean each lease pursuant
                                           -----
to which the Company or any of its Subsidiaries leases any real or personal property). To the Company's knowledge, each Lease is valid, binding and enforceable in accordance with its terms and is in full force and effect. The leasehold estate created by each Lease is free and clear of all encumbrances. Except for defaults, which individually or in the aggregate have not had and will not have a Material Adverse Effect, there are no existing defaults by the Company or any of its Subsidiaries under any of the Leases. No event has occurred, since December 31, 2000 (whether with or without notice, lapse of time or the happening or occurrence of any other event), that would constitute a default under any Lease.

          (j)     Compliance  with  Laws;  Permits.  The Company and each of its
                  --------------------------------
Subsidiaries are in material compliance with all applicable laws, regulations, orders, judgments and decrees except where the failure to so comply would not have a Material Adverse Effect on the Company. Since December 31, 2000, the
Company has not received any notice alleging non-compliance. The Company and each of its Subsidiaries (a) has all permits, approvals and other authorizations ("Permits") necessary for the conduct and operation of its businesses as
  -------
currently  conducted,  and  (b)  uses its assets in compliance with the terms of
  -----
such Permits, except for any Permits not obtained or any noncompliance which would not, individually or in the aggregate, have a Material Adverse Effect.

          (k)     Litigation.  Except  as  disclosed in the Company's Commission
                  ----------
Filings or as set forth in Schedule 3.1(k), there is no and, since December 31, 2000 there has been no, action, suit, proceeding at law or in equity, or any arbitration or any administrative or other proceeding by or before (or to the Company's knowledge any investigation by) any governmental or other instrumentality or agency, pending, or, to the Company's knowledge, threatened, against or affecting the Company or any of its Subsidiaries, or any of their properties or rights which could have a Material Adverse Effect on the Company or any of its Subsidiaries or prevent or delay the consummation of the transactions contemplated by this Agreement. There are no such suits, actions, claims, proceedings or investigations pending or, to the Company's knowledge, threatened, seeking to prevent or challenging the transactions contemplated by this Agreement. Except as disclosed in the Company's Commission Filings or in
Schedule 3.1(k), neither the Company or any of its Subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding which could have a Material Adverse Effect on the Company or on the ability of the Company or any of its Subsidiaries to conduct its business as presently conducted. For the purposes of this Agreement, the term "knowledge" shall mean actual knowledge.

          (l)     Government  Authorization.  The  execution,  delivery  and
                  -------------------------
performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than actions or filings which if not taken or made would not, individually or in the aggregate, have a Material Adverse Effect on the Company or prevent or materially delay the Company's consummation of the transactions contemplated hereby.

          (m)     Employee  Benefit  Plans.
                  ------------------------

          (i)     List  of  Plans.  Set  forth in Schedule 3.1(m) is an accurate
                  ---------------
and complete list of all employee benefit plans stock bonus, stock option, restricted stock, stock appreciation right, stock purchase, bonus, incentive, deferred compensation, or severance plans, employment or consulting agreement, or any other employee benefit plan, program, policy or arrangement, covering employees (or former employees) employed in the United States, established, maintained or contributed to by the Company or any of its Subsidiaries (including, for this purpose and for the purpose of all of the representations in this Section 3.1(m), all employers, whether or not incorporated, which by reason of common control are treated together with the Company as a single employer within the meaning of Section 414 of the Code) (the "Benefit Plans").
                                                                -------------

          (ii)     Status  of  Plans.  None  of  the Company's Benefit Plans are
                   -----------------
"employee benefit plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Neither the Company nor any
                                           -----
of its Subsidiaries have incurred, or is reasonably likely to incur any material liability under Title IV of ERISA.

          (iii)     Contributions.  All  amounts which the Company or any of its
                    -------------
Subsidiaries is required, under applicable law or under any Benefit Plan or any agreement relating to any Benefit Plan to which the Company or any of its Subsidiaries is a party, to have paid as contributions thereto as of the last day of the most recent fiscal year of such Benefit Plan ended prior to the date hereof, have either been paid or properly accrued on the financial statements contained in the Company's Commission Filings (the "Financial Statements"). The
                                                    --------------------
Company has made any accruals on its Financial Statements that are required in accordance with GAAP for contributions that have not been made because they are not yet due under the terms of any Benefit Plan or related agreements. Benefits under all Company Benefit Plans are as represented and have not been materially increased subsequent to the date as of which documents have been provided to Investor.

          (iv)     Documents.  The  Company  has  delivered,  caused  to  be
                   ---------
delivered, or made available to Investor or its counsel true and complete copies of all material Benefit Plans as in effect, together with all material amendments thereto which will become effective at a later date.

          (v)     Foreign  Plans.  The  Company  and  its  Subsidiaries  do  not
                  --------------
maintain or contribute to any plan, program, policy, arrangement or agreement with respect to employees (or former employees) employed outside the United States.

          (n)     Insurance.  The  Company  has  made  available  to  Investor a
                  ---------
schedule of insurance coverage and policies currently maintained by the Company and its Subsidiaries. Since December 31, 2000, (a) neither the Company nor any of its Subsidiaries has received any notice of cancellation or non-renewal of any such policy or arrangement nor is the termination of any such policies or arrangements threatened, (b) there is no claim pending under any of such policies or arrangements as to which coverage has been questioned, denied or disputed by the underwriters of such policies or arrangements, (c) neither the Company nor any of its Subsidiaries has received any notice from any of its insurance carriers that any insurance premiums will be increased in the future or that any insurance coverage presently provided for will not be available to the Company or any of its Subsidiaries in the future or that any insurance coverage presently provided for will not be available to the Company or any of its Subsidiaries in the future on substantially the same terms as now in effect, and (d) none of such policies or arrangements provides for any retrospective premium adjustment, experienced-based liability or loss sharing arrangement affecting the Company or any of its Subsidiaries.

          (o)     Environmental  Liability.  There are no legal, administrative,
                  ------------------------
arbitral or other proceedings, claims, actions, causes of action, private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably result in the imposition, on the Company or any of its Subsidiaries of any liability or obligation arising under common law or under any local, state or federal environmental statute, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), pending or threatened against the Company or any of
                   ------
its Subsidiaries, which liability or obligation will, either individually or in the aggregate, have a Material Adverse Effect on the Company or any of its Subsidiaries. To the knowledge of the Company and its Subsidiaries, there is no reasonable basis for any such proceeding, claim, action or governmental investigation that would impose any liability or obligation that will, individually or in the aggregate, have a Material Adverse Effect on the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any liability or obligation with respect to the foregoing that will have, either individually or in the aggregate, a Material Adverse Effect on the Company or any of its Subsidiaries.

     3.2     Representations  and  Warranties  of  Investor.  Investor  hereby
             ----------------------------------------------
represents  and  warrants  to  the  company  as  follows:

          (a)     Authorization  and  Validity  of Agreement.  Investor has full
                  ------------------------------------------
power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Investor, and the consummation by it of the transactions contemplated hereby, have been duly authorized and approved by its Members, and no other action on the part of Investor is necessary to authorize the execution, delivery and performance of this Agreement by Investor and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Investor and is a valid and binding obligation of Investor enforceable against Investor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (b)     No  Registration  Under  the  Securities  Act.  Investor
                  ---------------------------------------------
understands that the Shares and the Future Shares have not and will not be registered under the Securities Act, or any state securities laws, and will be issued in reliance upon exemptions contained in the Securities Act or interpretations thereof and in the applicable state securities laws, and cannot be offered for sale, sold or otherwise transferred unless the shares of Common Stock being acquired hereunder, are subsequently so registered or qualify for exemption from registration under the Securities Act.

          (c)     Acquisition  for Investment.  Investor is acquiring the Common
                  ---------------------------
Stock under this Agreement in good faith solely for its own account, for investment, and not with a view toward distribution within the meaning of the Securities Act. Such securities will not be offered for sale, sold or otherwise transferred by Investor without either registration or exemption from registration under the Securities Act and any applicable state securities laws (and the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company).

          (d)     Evaluation  of  Investment;  Accredited  Investor  Status.
                  ---------------------------------------------------------
Investor has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Common Stock being acquired hereunder. Investor is an Accredited Investor within the meaning of Rule 501(a) under the Securities Act. Investor understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Common Stock for an indefinite period of time, inasmuch as such securities have not been registered under the Securities Act or any state securities laws).

          (e)     Additional  Information.  Investor  acknowledges  that  it has
                  -----------------------
been afforded the opportunity to ask questions and receive answers concerning the Company and to obtain additional information that it has requested to verify the accuracy of the information contained herein.

          (f)     Stock  Certificate  Legend.  Investor  acknowledges and agrees
                  --------------------------
that each certificate representing the Common Stock shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

     4.1     Access  to  Information  Concerning  Properties  and  Records.  The
             -------------------------------------------------------------
Company shall, and shall cause its Subsidiaries to, upon reasonable notice and subject to applicable laws relating to the exchange of information, afford Investor and its counsel, accountants and other authorized representatives, full access during normal business hours to the properties, books and records of the Company and its Subsidiaries in order that Investor may have the opportunity to make such investigations as Investor shall desire. The Company agrees to cause its officers and employees to furnish such additional financial and operating data and other information and respond to such inquiries as Investor may from time to time request. Neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of the Company's customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The Company will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Investor shall hold all information furnished by or on behalf of the Company or any of its Subsidiaries or representatives pursuant to this section 4.1 in confidence to the extent required by, and in accordance with, the provisions of section 4.2.

     4.2     Confidentiality.  Investor will hold, and will use its best efforts
             ---------------
to cause its members, managers, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, including but not limited to the securities laws, all confidential documents and information concerning the Company and its Subsidiaries, furnished to Investor in connection with the transactions contemplated by this Agreement, except to the extent that such information is finally determined by a court of competent jurisdiction to have been (i) previously known on a non-confidential basis by Investor, (ii) in the public domain through no fault of Investor, or (iii) later lawfully acquired by Investor from sources other than the Company who Investor has a bona fide belief is not subject to a confidentiality agreement regarding such information; provided, however, that Investor may disclose such information to its members, managers, employees, accountants, counsel, consultants, advisors, agents and representatives (collectively, "Agents") in connection with
                                                     ------
the transactions contemplated by this Agreement, so long as such Persons are informed by Investor of the confidential nature of such information and are directed by Investor to treat such information confidentially and any breach by any such Agent shall be deemed to conclusively be a breach by Investor. If this Agreement is terminated for any reason, Investor will, and will use its best efforts to cause its Agents to, destroy or deliver to the Company, upon request, all documents and other materials, and all copies thereof, obtained by Investor or on its behalf in connection with this Agreement, that are subject to such confidence.

     4.3     Supplemental  Disclosure.  The  Company  shall give Investor prompt
             ------------------------
notice of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied, and (ii) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or affect the remedies available hereunder to Investor.

     4.4     Takeover  Statutes.  If  any  anti-takeover  or  similar statute or
             ------------------
regulation is or may become applicable to the transactions contemplated hereby, the Company and its Board of Directors shall grant such approvals and take all such reasonable actions as are legally permissible so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any such statute or regulation on the transactions contemplated hereby.

     4.5     Conduct  of the Business.  The Company agrees, except as permitted,
             ------------------------
required or specifically contemplated by, or otherwise described in this Agreement, or otherwise consented to or approved in writing by Investor (such consent not to be unreasonably withheld or delayed), that:

          (a) The Company and its Subsidiaries will each (i) conduct its operations according to its ordinary and usual course of business, (ii) use its reasonable best efforts to preserve intact its business organization, keep available the services of its officers and employees, and maintain satisfactory relationships with licensors, suppliers, distributors, clients and others having business relationships with them, and (iii) take no action which would adversely affect or delay the ability of the Company to obtain any necessary approvals, of any governmental or regulatory agency, body or authority of competent jurisdiction which is then in effect, required for the transactions contemplated hereby, or to perform its covenants and agreements under this Agreement, or to consummate the transactions contemplated hereby;

          (b) Neither the Company nor any of its Subsidiaries shall, except as otherwise contemplated in this Agreement, (i) make any change in or amendment to its charter or by-laws (or comparable governing documents); (ii) issue or sell any shares of its capital stock or any of its other securities, or issue any securities convertible into, or options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of, any shares of its Common Stock; (iii) declare, pay or make any dividend or other distribution or payment with respect to, or split, redeem or reclassify, any shares of their capital stock; (iv) enter into any contract or commitment except contracts in the ordinary course of business; (v) acquire a material amount of assets or securities; (vi) amend any employee or non-employee benefit plan or program, employment agreement, license agreement or retirement agreement, or pay any bonus or contingent compensation; provided, however, that the Company and its Subsidiaries may take such actions so long as and to the extent that the same are consistent with prior practices; (vii) change or permit to change any method of accounting or accounting practices used by it, except for any such change which is not material or which is required by reason of a concurrent change in GAAP; (viii) agree, in writing or otherwise, to take any of the foregoing actions; (ix) other than in the ordinary course of business, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or make any loan or advance (it being understood and agreed that incurrence of indebtedness in the ordinary course of business shall include, without limitation, the creation of deposit liabilities, purchases of Federal funds, sales of certificates of deposit and entering into repurchase agreements); (x) sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties or assets to any individual, corporation or other entity other than a Subsidiary, or cancel, release or assign any indebtedness to any such person or any claims held by any such person or release or relinquish any material contract rights, in each case other than in the ordinary course of business or pursuant to contracts or agreements in force at the date of this Agreement; (xi) settle any material claim, action or proceeding involving money damages; or (xii) make or change any material tax election; and

          (c) The Company shall not, nor permit any of its Subsidiaries to, take any action, engage in any transaction or enter into any agreement which would cause any of the representations or warranties set forth in this Agreement to be untrue, or would be in violation of any provisions of this Agreement, except in each case, as may be required by applicable law.

     4.6     Appointment  ofDirector.  Upon the execution of this Agreement, the
             -----------------------
Companyshall by prompt action taken and authorized by its Board of Directors, appoint a representative of Investor to the Board of Directors of the Company.


                                    ARTICLE V

                      CONDITIONS PRECEDENT TO EACH CLOSING

     5.1     Conditions  Precedent  to  Obligations of the Company and Investor.
             ------------------------------------------------------------------
The respective obligations of the Company, on the one hand, and Investor, on the other, to effect the transactions contemplated by this Agreement are subject to the satisfaction or waiver (subject to applicable law), at or prior to each Closing, of each of the following conditions:

     (a)     Approvals.  All  regulatory  approvals  required  to consummate the
             ---------
transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired;

     (b)     Injunction.  No  injunction,  decree or other order shall have been
             ----------
issued by any court or by any governmental or regulatory agency, body or authority of competent jurisdiction which is then in effect and has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; and

     (c)     Statutes.  No statute, rule, regulation, executive order, decree or
             --------
order of any kind shall have been enacted, entered, promulgated or enforced by any court or governmental authority which prohibits, materially restricts or makes illegal the consummation of the transactions contemplated by this Agreement.

     5.2     Conditions Precedent to Obligations of Investor.  The obligation of
             -----------------------------------------------
Investor to effect the transactions contemplated by this Agreement is also subject to the satisfaction or waiver, at or prior to each Closing, of each of the following conditions:

     (a)     Accuracy  of  Representations  and Warranties.  All representations
             ---------------------------------------------
and warranties of the Company contained herein shall be true and correct in all material respects as of the date hereof and at and as of each Closing, with the same force and effect as though made on and as of the time of each Closing (except as to any such representation and warranty which relates to a specific date, which shall be true and correct as of such specific date), and Investor shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect; and

     (b)     Performance  by  the  Company.  The Company shall have performed in
             -----------------------------
all material respects all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by them prior to each Closing; and Investor shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

     (c)     Legal  Opinion.  Investor shall have received the favorable opinion
             --------------
of Seth A. Farbman, P.C., legal counsel for the Company, substantially in a form satisfactory to Investor.

          (d)     Compliance  by  Company.  The  Company  shall  be  current  in
                  -----------------------
connection with all registration statements, prospectuses, schedules, statements, forms, reports and documents required to be filed with the Commission by the Company pursuant to the federal securities laws and the Commission's rules and regulations promulgated thereunder.

     5.3     Conditions  Precedent to Obligation of the Company.  The obligation
             --------------------------------------------------
of the Company to effect the transactions contemplated by this Agreement is also subject to the satisfaction or waiver, at or prior to each Closing, of each of the following conditions:

     (a)     Accuracy  of  Representations  and Warranties.  All representations
             ---------------------------------------------
and warranties of Investor contained herein shall be true and correct in all material respects as of the date hereof and at and as of each Closing, with the same force and effect as though made on and as of the time of each Closing (except as to any such representation and warranty which relates to a specific date, which shall be true and correct as of such specific date), and the Company shall have received a certificate signed on behalf of Investor by the manager or members of Investor to such effect;

     (b)     Performance  by  Investor.  Investor  shall  have  performed in all
             -------------------------
material respects all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to each Closing; and the Company shall have received a certificate signed on behalf of Investor by the manager or the members of Investor to such effect.


                                   ARTICLE VI

                           TERMINATION AND ABANDONMENT

     6.1     Termination.  This Agreement may be terminated and the transactions
             -----------
contemplated  hereby  may  be  abandoned  at  any  time:

          (a) by mutual consent of the Board of Directors of the Company and the manager or members of Investor;

          (b) by either party, if any permanent injunction, order, decree or ruling by any governmental entity or competent jurisdiction preventing the consummation of transactions contemplated by this Agreement shall become final and nonappealable; or

          (c) by the Board of Directors of the Company on the one hand or the manager or members of Investor on the other (provided that the terminating party is not then in breach of any representation, warranty, covenant or other agreement contained herein), if there has been a material breach of any representation, warranty, obligation, covenant, agreement or condition set forth in this Agreement on the part of the other party; provided, however, that each of the Company on the one hand and Investor on the other shall have the right to cure any such breach within fifteen (15) days of written notice of any such breach given by the other party.

     6.2     Effect  of  Termination.  In  the  event of the termination of this
             -----------------------
Agreement pursuant to Section 6.1 hereof by the Company or Investor, written notice thereof shall promptly be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, and, except as set forth in Section 6.3, there shall be no liability hereunder on the part of the Company or Investor, except that Article III and Sections 4.2 and 6.3, shall survive any termination of this Agreement. Nothing in this Section 6.2 shall relieve any party to this Agreement of liability or damages for willful breach of any provision of this Agreement.

     6.3     Liquidated  Damages.  In  the  event  the  Investor terminates this
             -------------------
Agreement pursuant to Section 6.1(c) above, the Company will pay to the Investor an amount equal to the aggregate purchase price paid by Investor for the Common Stock purchased hereunder. In the event Company terminates this Agreement pursuant to Section 6.1(c), Investor will pay to the Company and amount equal to the aggregate purchase price of any Shares remaining to be purchased as set forth in Exhibit B.
           ----------

                                   ARTICLE VII

                           INDEMNIFICATION OF INVESTOR

     7.1     Agreement  of  the  Company  to  Indemnify  Investor.
             ----------------------------------------------------

     (a) Subject to the conditions and provisions of this Article VII, the Company hereby agrees to indemnify, defend and hold harmless Investor Indemnified Persons from and against and in any respect of all Claims asserted against, resulting to, imposed upon or incurred by Investor Indemnified Persons (whether such Claims are by, against or relate to the Company or any other party, including a governmental entity), directly or indirectly, by reason of or resulting from any misrepresentation or breach of any representation or warranty, or noncompliance with any covenants or other agreements, given or made by the Company in this Agreement or in any Schedule or Exhibits attached hereto or in any Document Furnished by or on behalf of the Company pursuant to this Agreement.

     (b) Except as set forth below, it shall be a condition to the right of any Investor Indemnified Person to indemnification pursuant to this Article VII that such Investor Indemnified Person shall assert a Claim for indemnification with respect to a breach of a representation or warranty contained herein within two years following the Closing Date.

     7.2.     Conditions of Indemnification.  The obligations and liabilities of
              -----------------------------
the Company hereunder with respect to indemnification pursuant to this Article VII, resulting from any Claim shall be subject to the following additional terms and conditions:

     (a) The Investor Indemnified Person shall give prompt written notice to the Company of any Claim which is asserted against, resulting to, imposed upon or incurred by such Investor Indemnified Person and which may give rise to liability of the indemnifying party pursuant to this Article VII, stating (to the extent known or reasonably anticipated) the nature and basis of such Claim and the amount thereof. The omission of the Investor Indemnified Person to so notify the Company of any Claim shall not relieve the Company from any liability it may have hereunder, except to the extent that (i) the liability was caused or increased by such omission, or (ii) the ability of the Company to reduce or defend against the liability was materially adversely affected by the omission.

     (b) The Company may engage counsel with respect to any such Claim, the representation (including the compromise or settlement of any Claim) to be undertaken on behalf of the Investor Indemnified Person, and the Investor Indemnified Person shall have right to approve counsel (which approval shall not be unreasonably withheld). The Investor Indemnified Person shall have the prior right to approve any compromise or settlement of any Claim by counsel engaged by the Company (which approval shall not be unreasonably withheld), unless such compromise or settlement contains a full release of the Investor Indemnified Person of any and all liability and does not impose any restrictions on the Investor Indemnified Person or its business or affairs. In the event the Company elects not to undertake the defense of the Claim by its own counsel, or in the event that the Investor Indemnified Person reasonably believes that representation by counsel designated by the Company would be inappropriate due to actual or potential conflicts of interest, the Investor Indemnified Person will undertake the defense thereof by one counsel or other representatives designated by it, at the cost and expense of the Company. In any event, the Company will advance all expenses of the Investor Indemnified Person as incurred.

     7.3     Limits for Recovery of Losses.  The Company shall not be liable for
             -----------------------------
any Claims under this Article VII unless and until the aggregate amount of all Claims hereunder by Investor Indemnified Person equals or exceeds $10,000, in which case the Company shall be liable for all Claims in the aggregate in excess of $10,000. In all cases, and notwithstanding anything herein to the contrary, the Company shall be subject to a maximum aggregate limit of all Claims against it equal to the aggregate purchase price paid by the Investor for the Common Stock purchased hereunder.


                                  ARTICLE VIII

              SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION REMEDIES

     8.1     Fees  and  Expenses.  Except as set forth in Section 6.3 above, all
             -------------------
reasonable costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Company.

     8.2     Survival  of  Representations and Warranties.  All representations,
             --------------------------------------------
warranties, covenants, and other Agreements made by any party to this Agreement herein or pursuant hereto shall also be deemed made on and as of the time of each Closing set forth in Exhibit B, as though such representations, warranties,
                          ---------
covenants, indemnities and other Agreements were made on and as of each such Closing, and all the representations and warranties shall survive the Closing Date for a period of two (2) years.

     8.3     Extension;  Waiver.  At  any  time  prior to a Closing set forth in
             ------------------
Exhibit  B, the parties hereto, by action taken or authorized by or on behalf of
   -------
the Board of Directors of the Company or the manager or members of the Investor, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by any other applicable party, or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.


     8.4     Public  Announcements.  The Company on the one hand and Investor on
             ---------------------
the other hand will consult with each other before issuing any press release or making any public statement with respect to this Agreement and the transactions contemplated hereby and shall not issue any press release or make any public statement without the prior consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, any such press release or public statement as may be required by applicable law or any listing agreement with any national securities exchange may be issued without the consent of the other party prior to such disclosure if the party making the release or statement has, in light of the applicable legal requirements regarding timing, used its reasonable efforts to consult with the other party.

     8.5     Notices.  All  notices,  requests,  demands,  waivers  and  other
             -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or mailed, certified or registered mail with postage prepaid, or sent by telecopier, as follows:

     (a)     if  to  Investor,  to  it  at:

Schifino  &  Fleischer,  P.A.
201  N.  Franklin  St.,  Suite  2700
Tampa,  Florida  33602
Attention:  Lina  Angelici,  Esq.
Fax  No.:  (813)  223-3070

     (b)     if  to  the  Company,  to  it  at:

5181  Natorp  Boulevard,  Suite  530
Mason,  Ohio  45040
Attention:  John  Fitzgerald
Fax  No.:  (513)  398-4271

or to such other Person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery unless if mailed, in which case on the third Business Day after the mailing thereof except for a notice of a change of address, which shall be effective only upon receipt thereof.

     8.6     Entire  Agreement; Severability.  This Agreement and the schedules,
             -------------------------------
exhibits and other documents referred to herein or delivered pursuant hereto, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings, oral and written, with respect thereto, including the letter of intent dated January 29, 2002 previously entered into by the parties. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect (a) if such provision is enforceable in part, such provision shall be enforced to the maximum extent permissible under applicable law, and (b) the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect; provided, however, that if enforcement of the Agreement without giving effect to an invalid or unenforceable provision would deny either party the benefit of the transaction contemplated hereby, then the Agreement as a whole will terminate.

     8,7     Binding Effect; Benefit; Assignment.  This Agreement shall inure to
             -----------------------------------
the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     8.8     Amendment  and  Modification.  Subject  to  applicable  law,  this
             ----------------------------
Agreement may be amended, modified and supplemented in writing by the parties hereto in any and all respects, by action taken by the Board of Directors of the Company and the manager or members of the Investor.

     8.9     Further  Actions.  Each  of the parties hereto agrees that, subject
             ----------------
to its legal obligations, it will use its best efforts to fulfill all conditions precedent specified herein, to the extent that such conditions are within its control, and to do all things reasonably necessary to consummate the transactions contemplated hereby.

     8.10     Counterparts.  This  Agreement  may  be  executed  in  several
              ------------
counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

     8.11     Applicable  Law.  This  Agreement  and the legal relations between
              ---------------
the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflict of laws rules thereof.


                            [Signature page follows.]

IN WITNESS WHEREOF, each of the Company and the Investor has caused this Agreement to be executed by their respective representative duly authorized, all as of the date first above written.

          The  Company:
          PICK-UPS  PLUS,  INC.



     By:  /s/ John Fitzgerald
      ______________________________________
          John  Fitzgerald,  Its  President



          Investor:
          PUPS  INVESTMENT,  LLC



     By:  /s/ William Angell
          ______________________________________
          William  Angell,  Its  Managing  Member



     By executing this Agreement, the below undersigned hereby agrees to be bound by the Representations and Warranties contained in Article III hereof.

               FITZGERALD:



     By: John Fitzgerald
     ______________________________________
               John  Fitzgerald

                                    EXHIBIT A
                           TO STOCK PURCHASE AGREEMENT
                              DATED MARCH 14, 2002
                              --------------------


                                   DEFINITIONS

     "ACCREDITED INVESTOR" means any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess' of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited Investor;

     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in 30.506(b)(2)(ii); and

     (8) Any entity in which all of the equity owners are accredited investors.

     "BUSINESS DAY" means any day that is not a Sunday, or day on which banks in the State of Florida are required or permitted to be close.

     "CLAIMS" means all demands, claims, actions or causes of action, assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements.

     "CLOSING DATE" means the date on which this Purchase Agreement is executed and delivered by all of the parties hereto.

     "DOCUMENTS" means any paper or other material (including, without limitation, computer storage media) on which is recorded (by letters, numbers or other marks) information that may be evidentially used, including, without limitation, legal opinions, mortgages, indentures, notes, instruments, leases, Agreements, insurance policies, reports, studies, Financial Statements
(including, without limitation, the notes thereto), other written financial information, schedules, certificates, charts, maps, plans, photographs, letters, memoranda and all similar materials.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated pursuant thereto or in connection therewith.

     "FURNISHED" means supplied, delivered or provided in any way, including through attorneys, employees or officers.

     "INVESTOR INDEMNIFIED PERSON" means Investor and its affiliates, employees, representatives, agents, officers, partners, members and directors, and each other person who "controls" Investor within the meaning of the Securities Act.

     "NASD" means the National Association of Securities Dealers and all rules and regulations promulgated pursuant thereby or in connection therewith.

     "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or entity, a group and a government or other department or agency thereof.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated pursuant thereto or in connection therewith.

SPA  -  Execution  Copy.doc
                                    EXHIBIT B
                           TO STOCK PURCHASE AGREEMENT
                           DATED AS OF MARCH 14, 2002
                           --------------------------



                 SCHEDULE OF STOCK PURCHASES AND PURCHASE PRICES



   DATE OF PURCHASES     AGGREGATE PURCHASE PRICE     NUMBER OF SHARES     PRICE
   -----------------     ------------------------     ----------------     -----
                                    PER SHARE
                                    ---------


Closing  Date                       $150,000  (1)      7,500,000          $.02

March  15,  2002                     $50,000           2,000,000         $.025

March  31,  2002                    $100,000           4,000,000         $.025

April  15,  2002                     $50,000           2,000,000         $.025

April  30,  2002                    $100,000           4,000,000         $.025

May  1,  2002                        $50,000           2,000,000         $.025


TOTALS     $500,000     21,500,000     -
_______
1 Prior to the Closing Date of this Agreement, various loans in the aggregate amount of One Hundred Twenty Five Thousand and 00/100 Dollars ($125,000.00) were made to the Company between January 29, 2002 and March 13, 2002. Upon the execution of this Agreement, such loans shall terminate and all such funds shall represent a prepayment on the Aggregate Purchase Price due on the Closing Date.

                                    SCHEDULES
                           TO STOCK PURCHASE AGREEMENT
                              DATED MARCH 14, 2002


3.1(a)          Indiana, Kentucky, Idaho, Washington, California, Louisiana, and
Iowa.  Amended  qualification  needed  in  Ohio  to  reflect  name  change.

3.1(d)          None.

3.1(g)(ii) The Company entered into a Buy Back Debenture Agreement with Keyway Holdings Corp. to buy back the Company's outstanding convertible debentures in the principal amount of $50,000 at a purchase price of $75,000 of which $32,5000 is due on March 15, 2002 and $32,500 is due on April 15, 2002.

3.1(g)(iii)     The Company amended its certificate of incorporation to increase its  authorized  common  stock  to  100,000,000  shares.

3.1(g)(iv)     PNC  Bank  of  which  Pups  Investment  LLC  is  familiar.

3.1(h)          None.

3.1(i)          The  Company's  leases  are described in its Commission Filings.

3.1(k)          PNC  Bank  of  which  Pups  Investment  LLC  is  familiar.

3.1(m)          None.

EXHIBIT 1.2


NEITHER THE NOTE (DEFINED BELOW) NOR THE SHARES OF COMMON STOCK TO BE ISSUED UPON THE EXERCISE OF THE CONVERSION RIGHTS REPRESENTED BY THIS AGREEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

                              CONVERSION AGREEMENT

                For  the  Purchase  of  Common  Stock  of

                            PICKUPS  PLUS,  INC.
                         A  DELAWARE  CORPORATION

          VOID AFTER 11:59 P.M. EASTERN STANDARD TIME ON MARCH 31, 2005


     THIS  CONVERSION  AGREEMENT (this "Agreement") is being entered into by and
                                        ---------
between  PICK  UPS  PLUS,  INC., a Delaware corporation with its offices at 5181
Natorp  Boulevard,  Suite  530,  Mason,  Ohio  45040  (the  "Company"), and PUPS
                                                             -------
INVESTMENT, LLC, a Florida limited liability company with its registered office located at 201 North Franklin Street, Suite 2700, Tampa, Tampa, Florida 33602 ("Holder").
  ------

                                    RECITALS
                                    --------

     The Company executed and delivered that certain Promissory Note dated May 3, 2000 in favor of PNC Bank, National Association ("PNC") in the original
                                                           ---
principal amount of Three Hundred Thousand and 00/100 Dollars ($300,000.00), (the "Note"), and certain other documents and instruments evidencing, securing
       ----
and/or  related  to the Note (collectively with the Note, the "Loan Documents").
                                                               --------------

     The  Note  matured  on  June 1, 2001 and the Company is in default thereon.
The  principal  outstanding  on  the Note is $253,037.07 (the "Principal"), plus
                                                               ---------
interest  from  October  4,  2001 (the "Accruing Interest"), until paid in full.
                                        -----------------

     PNC filed a Complaint in the Court of Common Pleas, Hamilton County, Ohio seeking, inter alia, a judgment against the Company in the amount of the Indebtedness plus court costs and attorney's fees.

     All of PNC's interests in the Loan Documents were acquired from PNC on March 14, 2002, by William Angell, an individual resident in Tampa, Florida ("Acquiror").
    ------

     Holder has agreed to acquire the Loan Documents from Acquiror, and in consideration therefore, the Company has agreed to make the Note convertible by Holder into the Company's common stock, par value $.001 per share (the "Common
                                                                          ------
Stock"),  upon  the  terms  and  conditions  set  forth  in  this  Agreement.
 ----
                                    AGREEMENT
                                    ---------

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

     1.     ACQUISITION OF THE NOTE.  Holder, shall acquire from Acquiror all of
            -----------------------
its  right,  title  and  interest  in  and  to  the  Loan  Documents.

     2.     CONVERSION RIGHTS, CONVERSION RATIO.  Holder shall have the right to
            -----------------------------------
convert the Principal, in full, without interest, into shares of fully paid and non-assessable Common Stock (the "Conversion Shares"). The Principal may be
                                      -----------------
converted  into  the  right  to  receive one (1) share of Common Stock for every
02/100 Dollars ($.02) of Principal outstanding, subject to adjustment as provided in Section 7 hereof ("Conversion Ratio").
                                    -----------------

     3.     CONVERSION  NOTICE.  The  conversion  rights  represented  by  this
            ------------------
Agreement may be exercised by Holder, at any time prior to March 31, 2005 (the "Expiration Date"), by the surrender and presentment of the Note accompanied by a duly executed notice of conversion in the form attached hereto (the "Conversion Notice"), all of which shall be presented to the Company, at its
          ---------
principal office as set forth on page 1 of this Agreement, or at such other place as the Company may designate by notice in writing to Holder.

     The conversion rights represented by this Agreement shall be deemed to have been exercised, the Note shall be deemed to have been converted, the Accruing Interest shall be deemed to have been cancelled, the Conversion Shares shall be deemed to have been issued, and Holder or any person(s) designated by Holder shall be deemed to have become holders of record of such Conversion Shares for all purposes, as of the close of business on the date that this Agreement, the Note, and the duly executed and completed Conversion Notice have been presented and surrendered to the Company in accordance with the provisions of this Section 3, notwithstanding that the stock transfer books of the Company may then be closed. As soon as practicable thereafter, the Company, at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such conversion of the Note and the issuance of the Conversion Shares), shall cause to be issued in the name of and delivered to Holder or such other person(s) as directed by Holder, a certificate or certificates for the total number of Conversion Shares, in such denominations as instructed by Holder, together with any other securities and property to which Holder is entitled under the terms of this Agreement upon the exercise of the conversion rights represented hereby.

     4.     STOCK  FULLY PAID; RESERVATION OF SHARES.  The Company hereby agrees
            ----------------------------------------
that it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to Holder, that number of shares of its Common Stock (or other securities) that may be required from time to time for issuance upon the exercise of the conversion rights represented by this Agreement. All Conversion Shares when issued in accordance with this Agreement shall be duly and validly issued and fully paid and non-assessable.

     5.     ASSIGNMENT.  All  of  the covenants and provisions of this Agreement
            ----------
by or for the benefit of Holder shall be binding upon and shall inure to the benefit of, his successors and permitted assigns hereunder. This Agreement and the Note may be sold, transferred, assigned, or hypothecated only in compliance with Section 9 herein. If permitted under Section 9, any such assignment shall be made by surrender of this Agreement to the Company, together with a duly executed assignment in the form attached hereto ("Assignment Form"), whereupon
                                                    ---------------
the Company shall, without charge, execute and deliver a new Agreement containing the same terms and conditions of this Agreement in the name of the assignee as named in the Assignment Form, and this Agreement shall be canceled at that time. The conversion rights represented by this Agreement, if properly assigned, may be exercised by the assignee without first having the new Agreement issued.

     6.     RIGHTS  OF HOLDER.  Holder by virtue hereof shall not be entitled to
            -----------------
any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings) or otherwise deemed to be a shareholder of the Company, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as the conversion rights represented by this Agreement remain unexercised, it will furnish Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of Holder are limited to those expressed in this Agreement and are not enforceable against the Company except to the extent set forth herein.

     7.     ADJUSTMENT OF CONVERSION RATIO AND NUMBER OF CONVERSION SHARES.  The
            --------------------------------------------------------------
Conversion Ratio and the number and kind of securities that may be acquired upon the exercise of the conversion rights represented by this Agreement shall be subject to adjustment, from time to time, upon the happening of any of the following events:

(a)     Dividends,  Subdivisions,  Combinations,  or  Consolidations  of  Common
        ------------------------------------------------------------------------
Stock.

     (i) In the event that the Company shall declare, pay, or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price shall be decreased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision. In case the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares of Common Stock, the Conversion Price shall be increased in proportion to the decrease through such combination.

     (ii) If the Company declares, pays or makes any dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), a proportionate part of those
                        ----------------------
securities or that other property shall be set aside by the Company and delivered to Holder in the event that Holder exercises the conversion rights represented by this Agreement.

     (iii) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for purposes of this Agreement, be deemed to have been issued as a stock dividend subject to the adjustments set forth in
Section  7(a)(i).
(iv) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of a class of stock (other than Common Stock), Convertible Securities, or other interests from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of stock, Convertible Securities, or other interests so issued or transferred shall, for purposes of this Agreement, be deemed to have been issued as a dividend or other distribution subject to Section 7(a)(ii).

     (b)     Pro Rata Subscription Rights.  If at any time the Company grants to
             ----------------------------
its shareholders rights to subscribe pro rata for additional securities of the Company, whether Common Stock, Convertible Securities, or for any other securities or interests that Holder would have been entitled to subscribe for if, immediately prior to such grant, Holder had exercised the conversion rights represented by this Agreement, then the Company shall also grant to Holder the same subscription rights that Holder would be entitled to if Holder had exercised the conversion rights represented by this Agreement immediately prior to such grant.

(c)     Effect  of  Reclassification,  Reorganization, Consolidation, Merger, or
        ------------------------------------------------------------------------
Sale  of  Assets.
  --------------

     (i) Upon the occurrence of any of the following events, the Company shall cause an effective provision to be made so that Holder shall have the right thereafter, by the exercise of the conversion rights represented by this Agreement, to acquire the kind and amount of shares of stock and other securities, property and interests as would be issued or payable with respect to or in exchange for the number of Conversion Shares that are then purchasable pursuant to this Agreement as if such Conversion Shares had been issued to Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change as a result of an issuance of Common Stock under Subsection 7(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock or the Conversion Shares issuable upon exercise of the conversion rights represented by this Agreement), or (C) spin-off of assets, a subsidiary or any affiliated entity, or the sale, lease, pledge, mortgage, conveyance or exchange of a significant portion of the Company's assets taken as a whole, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. Any such provision made by the Company for adjustments with respect to this Agreement shall be as nearly equivalent to the adjustments otherwise provided for in this Agreement as is reasonably practicable. The foregoing provisions of this Section 7(c)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. In the event that in any such reclassification, capital reorganization, change, consolidation, merger, spin-off, sale, lease or exchange, additional shares of Common Stock are issued in exchange, conversion, substitution or payment, in whole or in part, for securities of the Company other than Common Stock, any such issue shall be determined in accordance with Section 7(e)(ii) below.

     (ii) If any sale, lease, pledge, mortgage, conveyance or exchange of all, or substantially all, of the Company's assets or business or any dissolution,  liquidation  or  winding  up  of  the  Company  (a "Termination of
                                                                  --------------
Business") shall be proposed, the Company shall deliver written notice to Holder
       -
in accordance with Section 8 below as a condition precedent to the consummation of that Termination of Business. If the result of the Termination of Business is that shareholders of the Company are to receive securities or other interests of a successor entity, the provisions of Section 7(c)(i) above shall apply. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, Holder shall be entitled to exercise the conversion rights represented by this Agreement and, with respect to any Conversion Shares so acquired, shall be entitled to all of the rights of the other shareholders of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved and Section 7(c)(i) does not apply, all acquisition rights under this Agreement shall terminate at the close of business on the date as of which shareholders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business; provided, that, in no event shall that date be less than thirty (30) days after delivery to Holder the written notice described above and in Section 8. If the termination of acquisition rights under this Agreement is to occur as a result of the event at issue, a statement to that effect shall be included in that written notice.

     (d)     Obligation  of  Successors  or  Transferees.  The Company shall not
             -------------------------------------------
effect any consolidation, merger, or sale or conveyance of assets within the meaning of Section 7(c)(i)(B)-(C), unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to Holder pursuant to Section 8 herein, the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, Holder may be entitled to acquire. In no event shall the securities received pursuant to this Section be registerable or transferable other than pursuant and subject to the terms of this Agreement.

     (e)     Conversion  Price  Adjustments.
             ------------------------------

     (i) Except as otherwise provided in this Section 7, upon any adjustment of the Conversion Price, Holder shall be entitled to purchase, based upon the new Conversion Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of Conversion Shares that may be acquired pursuant to this Agreement immediately prior to the adjustment of the Conversion Price by the Conversion Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Conversion Price.

(ii) If consideration other than money is received or issued by the Company upon the issuance, sale or purchase of Common Stock, Convertible Securities, or other securities or interests, the fair market value of such consideration, as reasonably determined by the Company's independent public accountant shall be used for purposes of any adjustment required by this Section 7. The fair market value of such consideration shall be determined as of the date of the adoption of the resolution of the Board of Directors of the Company that authorizes the transaction giving rise to the adjustment. In case of the issuance or sale of the Common Stock, Convertible Securities, or other securities or property without separate allocation of the purchase price, the Company's independent public accountant shall reasonably determine an allocation of the consideration among the items being issued or sold. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of that Common Stock for a consideration other than money immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive the Common Stock. The Company shall promptly deliver written notice of all such determinations by its independent public accountant to the Holder of this Agreement.

     (f)     Application  of  this  Section 7.  The provisions of this Section 7
             --------------------------------
shall apply to successive events that may occur from time to time, but shall only apply to a particular event if it occurs prior to the expiration of this Agreement either by its terms or by the exercise of the conversion rights represented hereby.

     (g)     Definition of Common Stock.  Unless the context requires otherwise,
             --------------------------
whenever reference is made in this Section 7 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean (i) the $.001 par value common stock of the Company, (ii) any other class of stock ranking on a parity with, and having substantially similar rights and privileges as the Company's $.001 par value common stock, and (iii) any Convertible Security convertible into either (i) or (ii). However, subject to the provisions of Section 7(c)(i) above, Conversion Shares issuable upon exercise of the conversion rights represented by this Agreement shall include only shares of common stock designated as $.001 par value common stock of the Company as of the date of this Agreement.

     (h)     Fractional Shares.  No fractional Conversion Shares of Common Stock
             -----------------
or scrip representing fractional shares of Common Stock shall be issued upon the exercise of the conversion rights represented by this Agreement. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Agreement made pursuant to this Section 7 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Agreement may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

     (i)     Company-Held  Stock.  For purposes of Section 7(a) above, shares of
             -------------------
Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

     8.     NOTICE  TO  THE  HOLDER.
            -----------------------

     (a) If, prior to the expiration of this Agreement either by its terms or by the exercise of the conversion rights represented hereby, any of the following shall occur:

     (i) The Company shall declare a dividend or authorize any other distribution on its Common Stock, including those of the type identified in
Section 7(a) hereof; (ii) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights; (iii) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, pledge, mortgage, exchange, or other conveyance of all or substantially all of the assets of the Company; (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) any purchase, retirement or redemption by the Company of its Common Stock; then, and in any such case, the Company shall deliver to the Holder written notice thereof at least thirty (30) days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following: (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined; (y) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's shareholders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and (z) if any matters referred to in the foregoing clauses (x) and (y) are to be voted upon by shareholders of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

     (b) Upon the happening of an event requiring adjustment of the Conversion Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Conversion Price and the adjusted number of Conversion Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of the conversion rights represented by this Agreement, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 7(b).

9.     TRANSFER  TO  COMPLY  WITH  THE  SECURITIES  ACT.
       ------------------------------------------------

     (a) This Agreement and the Conversion Shares or any other security issued or issuable upon exercise of the conversion rights represented by this Agreement may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "Securities Act").
                                    ---------------
(b) The Company shall cause the following legend, or its equivalent, to be set forth on each certificate representing the Conversion Shares, or any other security issued or issuable upon exercise of the conversion rights represented by this Agreement, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act, for distribution to the public pursuant to Section 9(c) below:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     (c) The Holder agrees that, prior to the disposition of any Conversion Shares acquired upon the exercise hereof, under circumstances that might require registration of such Conversion Shares or other security issued or issuable upon exercise of the conversion rights represented by this Agreement under the Securities Act, or any similar federal or state statute, the Holder shall give written notice to the Company, expressing his intention as to the disposition to be made of such Conversion Shares or other security issued or issuable upon exercise of this Agreement; except, that such notice shall not be required for a sale of the Conversion Shares or other security issued or issuable upon exercise of the conversion rights represented by this Agreement made pursuant to the requirements of Rule 144 promulgated under the Securities Act. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Holder's counsel the proposed disposition does not require registration of the Conversion Shares or any other security issuable or issued upon the exercise of this Agreement under the Securities Act, or any similar federal or state statute, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such Conversion Shares issuable or issued upon the exercise thereof, all in accordance with the terms of the notice delivered by the Holder to the Company.

     10.     BEST EFFORTS.  The Company covenants that it will not, by amendment
             ------------
of its Certificate of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Agreement, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder.

     11.     FURTHER  ASSURANCES.  The  Company will take all such action as may
             -------------------
be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Conversion Shares or other securities upon the exercise of the conversion rights represented by this Agreement.

     12.     NOTICES.  All  notices,  demands,  requests,  certificates or other
             -------
communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated any other address by notice in writing to the Company, to such other address; and, if to the Company, addressed to it at that address appearing on page one (1) of this Agreement. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

     13.     APPLICABLE LAW.  This Agreement shall be governed by, and construed
             --------------
in  accordance  with,  the  laws  of  the  State  of  Florida.

     14.     SURVIVAL.  The  various rights and obligations of the Holder and of
             --------
the Company set forth herein shall survive the exercise of the conversion rights represented hereby and surrender of this Agreement.

     15.     NO  AMENDMENTS  OR  MODIFICATIONS.  Neither  this Agreement nor any
             ---------------------------------
provision hereof may be amended, modified, waived or terminated except upon the written consent of the Company and the Holder of this Agreement.

     16.     DESCRIPTIVE  HEADINGS.  The  descriptive  headings  of  the several
             ---------------------
Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

Dated:     As  of  March  14,  2002


     PICKUPS  PLUS,  INC.



/s/ John Fitzgerald
________________________________
John  Fitzgerald,  President

                                   ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s), and transfer(s) unto __________________________________________________ (the
"Assignee"),  all of the rights represented by the Holder's Conversion Agreement
 ----------
dated as of March 14, 2002 to purchase shares of the Common Stock of PICKUPS PLUS, INC. ("Conversion Shares") pursuant to the terms and conditions of said Conversion Agreement. The undersigned hereby authorizes and directs the Company
(i) to issue and deliver to the above-named Assignee a new Agreement pursuant to which the rights being assigned hereby may be exercised. The new Agreement(s) to be issued and delivered by the Company pursuant to this Assignment shall contain the same terms and conditions as the undersigned's Agreement. To complete this Assignment, the undersigned irrevocably appoints the President of PICKUPS PLUS, INC., as the undersigned's attorney-in-fact to transfer the undersigned's Agreement and the rights thereunder on the books and records of the Company, with full power of substitution for these purposes.


Dated:  ___________________

     ____________________________________
Printed  Name  of  the  Holder

     ____________________________________
Signature  of  Holder


NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the Holder's Conversion Agreement, in every particular, without alteration or any change whatsoever, and must be guaranteed by a bank (other than a savings bank) or trust company having an office or correspondent in the State of Florida, or by a firm having membership on a registered national securities exchange and an office in the State of Florida.

                                     ------

                               NOTICE OF EXERCISE
                               ------------------

  (To be executed by the Holder desiring to exercise the right to acquire shares of Common Stock of PickUps Plus, Inc., pursuant to the Conversion Agreement identified below.)


     The undersigned Holder of a Conversion Agreement, pursuant to the provisions of that certain Conversion Agreement dated as of March 14, 2002 by and between Holder and PICKUPS PLUS, INC., a Delaware corporation; hereby elects to convert the Note (as defined in said Conversion Agreement), and hereby requests that the stock certificate for Conversion Shares (as defined in said Conversion Agreement), be issued in the name of, and delivered to the following person at the following address:
                    NAME:         PUPS  INVESTMENT,  LLC
                    ADDRESS:      c/o  Schifino  &  Fleischer,  P.A.
                                  201  North  Franklin  Street,  Suite  2700
                                  Tampa,  Florida  33602




                                   HOLDER:
                                   PUPS  Investment,  LLC



     SIGNATURE:     /s/ William Angell
                     ________________________________
                    William  Angell,  its  Managing  Member
     ADDRESS:       c/o  Schifino  &  Fleischer,  P.A.
                    201  North  Franklin  Street,  Suite  2700
                    Tampa,  Florida  33602

     DATE:          March  14,  2002

EXHIBIT 1.3

                               FINDER'S AGREEMENT

     FINDER'S  AGREEMENT (this "Agreement") dated March 14, 2002, by and between
                                ---------
PROFESSIONAL MANAGEMENT AND CONSULTING SERVICES GROUP, INC., a Florida corporation ("Finder"), and PICK-UPS PLUS, INC., a Delaware corporation with its
              ------
principal  place  of  business  in  Mason,  Ohio  (the  "Company").
                                                         -------

                                    Recitals
                                    --------

     WHEREAS, the Company desires to offer and sell up to One Million One Hundred Fifty Thousand and 00/100 Dollars ($1,150,000.00) of its common stock, par value $.001 per share ("Common Stock") to outside investors in a private offering (the "Offering");

     WHEREAS, the Company desires to obtain the services of Finder to assist it in the Offering;

     WHEREAS, Finder is willing to assist the Company in finding outside investors to participate in the in the Offering;

     WHEREAS, Finder has located an investor who is prepared to subscribe for and purchase all or part of the Offering (the "Investor");

     WHEREAS, the Company's officers have presented to the board of directors for its approval a form of agreement to issue and sell such securities, which agreement the officers have negotiated with such Investor in connection with the proposed Offering; and

     WHEREAS, the Company's board of directors deem it desirable and in the best interests of the Company for it to enter into an agreement with such Investor providing for the issuance and sale of the stock in exchange for such funds, (the "Stock Purchase Agreement"), a copy of which is attached hereto as Exhibit
                                                                         -------
A,  and  incorporated  by  reference  herein.

                                    Agreement
                                    ---------

     NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations, and warranties contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.     Recognition  of  Finder.  The  Company  recognizes the Finder as the
            -----------------------
finder  in  connection  with  the  Investor  in  the  proposed  Offering.

     2.     Compensation  of Finder.  The sole and exclusive compensation of the
            -----------------------
Finder for the actions and activities described in paragraph 1 of this Agreement shall be:

          (a) The sum of Twenty Five Thousand Dollars ($25,000) to be paid in cash as provided below (the "Compensation").

     Subject to the conditions set forth in paragraph 4 hereof, the Compensation shall be paid on the Closing Date (as defined in the Stock Purchase Agreement).

     3.     Acknowledgments  of  the  Finder.  The  Finder has been informed and
            --------------------------------
understands that the Company presently is holding discussions and negotiations with the Investor with a view to entering into the Stock Purchase in connection with the proposed Offering. The Finder also has been informed and understands and agrees that the Company shall not be obligated or required to pay any compensation to the Finder unless the conditions set forth in paragraph 4 of this Agreement are met.

     4.     Conditions  to  Payment  of  Compensation.  The  Company  shall  be
            -----------------------------------------
obligated to pay to the Finder the compensation set forth in paragraph 2 hereof, if and only if the Company enters into the Stock Purchase Agreement with Investor on or before March 31, 2002.

     5.     Covenants  of  the  Company.  The  company  covenants  that:
            ---------------------------

          (a) The Company shall use its best efforts to enter into the Stock Purchase Agreement with Investor on or before March 31, 2002.

          (b) The Company shall use its best efforts to comply with, and continue to comply with, all applicable federal and state securities and other laws so as to permit the Offering of the Common Stock.

     6.     Representations  and  Warranties  of  the  Company.  The  Company
            --------------------------------------------------
represents  and  warrants  to  Finder,  that:

          (a) This Agreement has been duly authorized, executed and delivered on behalf of the Company, and is the valid, binding and enforceable obligation of the Company in accordance with its terms.

          (b) No authorization, approval, consent, or license of any regulatory body or authority is required for the valid authorization, issuance, sale and delivery of the stock in the Offering, or, if so required, all authorizations, approvals, consents, or licenses have been obtained and are in full force and effect.

     7.     Representations  and  Warranties  of  Finder.  Finder represents and
            --------------------------------------------
warrants  to,  and  agrees  with  the  Company,  that:

          (a) No other person acted as a finder in connection with the proposed Offering or in connection with the proposed Stock Purchase Agreement between the Company and Investor.

          (b) No other person is entitled to compensation as a finder in connection with the proposed Offering or in connection with the proposed Stock Purchase Agreement between the Company and Investor.

     8.     Indemnification.  Finder  shall  indemnify  and  hold  the  Company
            ---------------
harmless from and against any loss, claim, damages, expenses, or liabilities if any other person or firm makes a claim for compensation as finder in connection with the proposed Offering or in connection with the proposed Stock Purchase Agreement between the Company and Investor.

     9.     Governing Law.  This Agreement shall be construed in accordance with
            -------------
the laws of the State of Florida. All questions with respect to the construction hereof and the laws of the State of Florida hereto shall govern the rights and liabilities of the parties. Any action or proceeding arising out of or relating hereto shall be brought in the State of Florida.

     10.     Assignment.  This  Agreement is personal to Finder.  Finder may not
             ----------
assign, pledge or transfer Finder's interest in this Agreement, or Finder's duties, obligations and responsibilities under and pursuant to this Agreement, without the Company's prior written consent.

     11.     Binding  Effect.  This Agreement shall inure to the benefit of, and
             ---------------
is binding upon, the parties hereto, and their respective heirs, representatives, successors and assigns.

     12.     Waiver.  No waiver of any provision hereof shall be valid unless it
             ------
is in writing and signed by the person against whom it is charged. No waiver of any provision hereof shall constitute a waiver of any other provision hereof, or of the provision at any other time.

     13.     Notice.  All  notices hereunder must be in writing addressed to the
             ------
person at the address specified herein, or at an address changed in this manner.

     14.     Entire  Agreement.  This Agreement constitutes the entire agreement
             -----------------
among  the  parties  with  respect  to  the  subject  matter  hereof.



                            [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.



     THE  COMPANY
Pick-Ups  Plus,  Inc.



     By: /s/ John Fitzgerald
     ________________________________________
     John  Fitzgerald,  Its  President


     FINDER
Professional  Management  and  Consulting  Services
   Group,  Inc.



     By: /s/ Merritt Jesson
    ________________________________________
     Merritt  W.  Jesson,  Its  President

EXHIBIT 5.1



                              TERMINATION AGREEMENT
                              ----------- ---------

     TERMINATION AGREEMENT (the "Agreement") is made and entered into effective:
                                 ----------
as  of  February  28  2002  by  and  between  PICK-UPS  PLUS,  INC.,  a Delaware corporation  (the  "Company"),  and  CORNELL  CAPITAL  PARTNERS, -LP, a Delaware
                    ---------
limited-partnership-(the  "Investor").

     WHEREAS, the Company and the Investor entered into an equity Line of Credit dated as of March 29, 2001 (the "Equity Lineof Credit"); wherein the Company
                                    -------------- ---------
shall Issue and sell to the investor and the Investor shall purchase from the Company, up to $__ million of the Company's common stock and

WHEREAS, the Company and the Investor entered into -various agreements in connection with the Equity Line of Credit, including the Registration Rights Agreement DATED as of March 29, 2001 and the Escrow Agreement DATED AS of MATCH 29, 2001. Collectively, this Agreement, the Registration Rights Agreement, AND the Escrow Agreement ARE REFERRED to as the "Transaction Documents,"
                                                     -----------------------

     NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants herein contained and in the Agreement, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows

     1.  Termination. Each of the parties to the Agreement hereby terminates its
         -----------
respective rights and obligations under the Transaction Documents. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents. Notwithstanding the foregoing, and without limiting, any common stock compensation received by Cornell as deemed earned upon the execution of the Transaction Documents and therefore any rights afforded to Cornell under such compensation shall remain in effect.

     IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above. -

                               PICK  UPS  PLUS,  INC
                               By:  /s/ John Fitzgerald
                               Name  John  Fitzgerald
                               Title     President

                               CORNELL  CAPITAL  PARTNERS,  LP

                               BY:  Yorkville  Advisors,  LLC.
                               Its:  General  Partners
                               By: /s/ Mark Angelo
                               Name:     Mark  A.  Angelo
                               Title:     Portfolio  manager

EXHIBIT 5.2




                         NON NEGOTIABLE PROMISSORY NOTE
                         ------------------------------

                              FEBRUARY 28, 2002

JERSEY  CITY,  NEW  JERSEY                                       $105,000.00

FOR VALUE RECEIVED, the undersigned, PICK-UPS PLUS INC., a Delaware corporation, with its principal office located at 5181 Natorp Boulevard, Mason Ohio 45040 (the "Company"), promises to pay CORNELL CAPITAL PARTNERS, LP (the "Holder") at
       -------                                                       ------
101 Hudson Street - Suite 3606 Jersey City, New Jersey 07302 or other address as the Holder shall specify in writing, the principal sum of ONE HUNDRED FIVE THOUSAND (U.S.) DOLLARS AND 00/100 ($105,000.00), together with interest thereon at the rate of eight percent (8%) per annum and will be payable pursuant to the following terms:

1.     AMOUNT  OF  NOTE.  The face amount of this Non Negotiable Promissory Note
       ----------------
(this "Note") plus interest at the rate of eight percent (8%) per annum shall be
       ----
payable  to  the  Holder commencing on March 1, 2002 and thereafter on the first
(1st) day but before the fifth (5th) day of every month in equal installments of NINE THOUSAND ONE HUNDRED THIRTY THREE (U.S.) DOLLARS AND 79/100 ($9133.79) for a period of twelve (12) months.

2.     JULY  PROMISSORY  NOTE.     The  Company  is  indebted to Cornell under a
       ----------------------
previous Promissory Note executed on or about July ___, 2001, of which the principal amount is ONE HUNDRED THOUSAND (U.S.) DOLLARS ($100,000). (the "July
                                                                            ----
Promissory  Note")  The  interest due and payable on the July Promissory Note is
----------------
FIVE THOUSAND  (U.S.) DOLLARS AND 00/100 ($5,000.00) reflecting a twelve percent
--
(12%) interest rate commencing on November 1, 2001 through March 1, 2002. In order to effectuate repayment of the July Promissory Note, the Company and Cornell have agreed to execute this Non Negotiable Promissory Note in the amount of ONE HUNDRED FIVE THOUSAND (U.S.) DOLLARS AND 00/100 (105,000.00).

3.     RESTRICTED  COMMON  STOCK.     As further consideration for entering into
       --------------------------
this Note, upon the execution of this Note the Company shall issue to the Holder
 -----------
fifty thousand (50,000) restricted shares of the Company's Common Stock. In the event of a default under this Note, the Pledge, or Guaranty as outlined in section 6 herein such shares of Common Stock shall not be applied towards the satisfaction of the indebtedness evidenced by this Note.

4.     WAIVER AND CONSENT.  To the fullest extent permitted by law and except as
       ------------------
otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

5.     COSTS,  INDEMNITIES  AND  EXPENSES.  The  Company  agrees  to  pay  all
       ----------------------------------
reasonable fees and costs incurred by the Holder in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Holder harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

6.     EVENT OF DEFAULT. Upon an Event of Default (as defined below), the entire
       ----------------
principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Holder, and the Holder shall be entitled to seek and institute any and all remedies available to it. No remedy conferred under this Note upon the Holder is intended to be exclusive of any other remedy available to the Holder, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Holder of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Holder to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. An "Event of Default" shall be deemed to have occurred upon the
                     ----------------
occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make a payment of the outstanding principal balance plus accrued interest pursuant to this Note within the time prescribed herein or the Company fails to satisfy any other obligation or requirement of the Company under this Note; or (ii) an event of default occurs under the terms of that certain Pledge Agreement (the "Pledge") of even date herewith among the Holder
                                 ------
and John Fitzgerald; or (iii) an event of default occurs under the terms of that certain Guaranty (the "Guaranty") of even date herewith among the Holder and
                          --------
John Fitzgerald; or (iv) any proceedings under any bankruptcy laws of the United States of America or under any insolvency, reorganization, receivership, readjustment of debt, dissolution, liquidation or any similar law or statute of any jurisdiction now or hereinafter in effect (whether in law or at equity) is filed by or against the Company or for all or any part of its property.

7.     MAXIMUM  INTEREST  RATE.  In  no  event  shall  any  agreed  to or actual
       -----------------------
interest charged, reserved or taken by the Holder as consideration for this Note exceed the limits imposed by New Jersey law. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Holder in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Holder's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Holder had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

8.     CANCELLATION  OF  NOTE.  Upon  the repayment by the Company of all of its
       ----------------------
obligations hereunder to the Holder, including, without limitation, the face amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full. Except as otherwise required by law or by the provisions of this Note, payments received by the Holder hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

9.     SECURITY.  The  Company's  obligations  under this Note are guaranteed by
       --------
the Guaranty and this Note and all amounts due hereunder are secured by the Pledge.

10.     SEVERABILITY.  If any provision of this Note is, for any reason, invalid
        ------------
or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

11.     AMENDMENT  AND  WAIVER.  This Note is non negotiable and may be amended,
        ----------------------
or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

12.     SUCCESSORS.  Except  as  otherwise provided herein, this Note shall bind
        ----------
and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

13.     ASSIGNMENT.  This Note shall not be directly or indirectly assignable or
        ----------
delegable  by  the  Company.

14.     NO  STRICT  CONSTRUCTION.  The language used in this Note will be deemed
        ------------------------
to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

15.     FURTHER  ASSURANCES.  Each  party  hereto will execute all documents and
        -------------------
take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

16.     NOTICES,  CONSENTS,  ETC.  Any  notices,  consents,  waivers  or  other
        -------------------------
communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company:     Pick-Ups  Plus  Inc.
     5181  Natorp  Boulevard
     Mason,  Ohio  45040
     Attention:  John  Fitzgerald
                 President
     Telephone:  513-398-4344
     Facsimile:

With  Copies  to:




If  to  Holder: Cornell  Capital  Partners,  LP
     101  Hudson  Street  -  Suite  3606
     Jersey  City,  New  Jersey  07302
     Attention :  Mark  A.  Angelo
                  Portfolio  Manager
     Telephone:  (201)  985-8300
     Facsimile:  (201)  985-8266

With  Copies  to:     Butler  Gonzalez  LLP
     1000  Stuyvesant  Avenue  -  Suite  No.:  6
     Union,  New  Jersey  07083
     Attention:  David  Gonzalez,  Esq.
     Telephone:  (908)  810-8588
     Facsimile:  (908)  810-0973


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

17.     REMEDIES,  OTHER  OBLIGATIONS,  BREACHES  AND  INJUNCTIVE  RELIEF.  The
        -----------------------------------------------------------------
Holder's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Holder under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Holder contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Every right and remedy of the Holder under any document executed in connection with this transaction, including but not limited to this Note, the Pledge and the Guaranty, or executed stock power or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

18.     GOVERNING  LAW; JURISDICTION. All questions concerning the construction,
        ----------------------------
validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in the city of Jersey City, Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

19.     NO  INCONSISTENT  AGREEMENTS.  None of the parties hereto will hereafter
        ----------------------------
enter into any agreement which is inconsistent with the rights granted to the parties in this Note.

20.     THIRD PARTIES.  Nothing herein expressed or implied is intended or shall
        -------------
be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

21.     WAIVER  OF  JURY TRIAL.  AS A MATERIAL INDUCEMENT FOR THE HOLDER TO LOAN
        ----------------------
TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

22.     ENTIRE  AGREEMENT.
        -----------------

A. As a simultaneous condition to the execution of this Agreement the Company and the Holder agree that the Equity Line of Credit Agreement dated March 29, 2001 shall hereby be terminated and all the conditions and restrictions there under shall no longer be applicable to the Company or the Holder.

B. This Note (including the recitals hereto), the Pledge and the Guaranty set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

IN WITNESS WHEREOF, this Note is executed by the undersigned as of the date hereof.


     CORNELL  CAPITAL  PARTNERS,  LP

     By:  Yorkville  Advisors,  LLC
     Its:  General  Partner

     By: /s/ Mark Angelo
      ______________________________
     Name:  Mark  Angelo
     Its:  Portfolio  Manager

     PICK-UPS  PLUS,  INC.

     By: /s/ John Fitzgerald
     ________________________________
     Name:  John  Fitzgerald
     Its:  President

EXHIBIT 5.3






                                    GUARANTY
                                    --------

     This  GUARANTY  dated  as  of  February 28, 2002 (the "Guaranty"), is
                                                            --------
given,  by  JOHN  FITZGERALD  (the  "Guarantor"),  in  favor  of CORNELL CAPITAL
                                     ---------
PARTNERS,  LP,  a  Delaware  limited partnership ("Cornell").  Capitalized terms
                                                   -------
used herein and not otherwise defined herein shall have the respective meanings set forth in a Non Negotiable Promissory Note of even date herewith given by PICK-UPS PLUS, INC., a Delaware corporation (the "Company") to Cornell as
                                                         -------
amended, restated, supplemented or otherwise modified from time to time, the "Promissory Note").
   --------------

                                    WHEREAS:
                                    --------

     A. The Company is indebted to Cornell under a previous Promissory Note executed on or about July ___, 2001, of which the principal amount is One Hundred Thousand (U.S.) Dollars ($100,000). (the "July Promissory Note") The
                                                      --------------------
interest due and payable on the July Promissory Note is Five Thousand (U.S.) Dollars 00/100($5,000.00) reflecting a twelve percent (12%) interest rate commencing on November 1, 2001 through March 1, 2002.



B. In order to effectuate repayment of the July Promissory Note, the Company and Cornell have executed the Promissory Note in the amount of One Hundred Five Thousand (U.S.) Dollars and 00/100 ($105,000.00).

     C. To induce Cornell to enter into the Promissory Note, the Guarantor has agreed to provide a guaranty of the payment and performance obligations of the Company under the Promissory Note and a Pledge Agreement (the "Pledge") of
                                                                     ------
even date herewith among the Company, Cornell, and John Fitzgerald (collectively, the Note, the Pledge and this Guaranty are referred to as the "Transaction Documents").
   --------------------

     D. The Guarantor is an affiliate of the Company and the Guarantor acknowledges that without this Guaranty Cornell would not be willing to enter into the Promissory Note.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereby agrees as follows:

1.     Guaranty.
       --------

     1.1     Guaranty.  Except  as  otherwise  provided in this Section 1.1, the
             --------
Guarantor, as direct obligor and not merely as surety, hereby unconditionally, absolutely, and irrevocably guarantees to Cornell (i) that the Company shall repay to Cornell the principal amount plus accrued interest within the period of time provided in the Promissory Note, and all other amounts due to Cornell under the Promissory Note, including, without limitation, all reasonable fees and costs incurred by Cornell in collecting or securing or attempting to collect or secure the Promissory Note, including reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings (collectively, the "Obligations"), and (ii) the full and prompt performance and
                     -----------
payment of all of the Company's Obligations under the Promissory Note and the other Transaction Documents. Except as otherwise provided in this Section 1.1, if the Company should default in the payment or performance of any of the Obligations, the Guarantor, jointly and severally with the Guarantor, as direct obligor and not merely as a surety, shall forthwith pay or perform such Obligations without notice or demand by Cornell in the manner and on the day required by this Guaranty. Notwithstanding anything to the contrary set forth above and solely with respect to the original principal amount due under the Promissory Note, the Guarantor shall be solely responsible for the payment of a
                                                                               -
maximum  of  $105,000.00  in  principal.  Cornell shall first apply the proceeds
-----------                               --------------------------------------
from  the  sale of the Company's common stock held pursuant to the Pledge to pay
--------------------------------------------------------------------------------
the  principal  and  interest  due on the Promissory Note prior to enforcing its
--------------------------------------------------------------------------------
rights  against  the  Guarantor  under  this  Guaranty.
------------------------------------------------------

     1.2  Continuing  Guaranty.  The  Guarantor  agrees  that  their obligations
          --------------------
pursuant to this Section 1 are unconditional, absolute, and irrevocable and shall not be released, discharged or affected in any way by any circumstances or condition, including without limitation:

          (a) any amendment or modification or other change to any of the Transaction Documents;

          (b) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Transaction Documents;

          (c) any release or discharge by operation of law of the Company or any Guarantor from any obligation or agreement contained in any of the Transaction Documents or this Guaranty; and

          (d) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against the Company or the Guarantor.

     1.3.     Guaranty  of  Payment and Not of Collection.  The liability of the
              --------------------------------------------
Guarantor shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Company, a Guarantor or any other person or foreclosure of any security interests or liens available to Cornell, its successors, endorsees or assigns. Cornell may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Company or any other guarantor without in any way affecting or discharging the liability of the Guarantor. If the Obligations are partially paid, the Guarantor shall remain liable for any balance of such Obligations. This Guaranty shall be revived and reinstated in the event any payment received by Cornell on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors.

     1.4     Discharge.  The  Guarantor  covenants and agrees that this Guaranty
             ---------
will not be discharged, except by complete performance of their obligations contained herein. Notwithstanding anything to the contrary herein, so long as no amounts of principal, interest or other amounts whatsoever are due or would be made zero simultaneously with the termination hereof, the Guarantor shall have the right to terminate this Guaranty at any time by providing written notice of such termination to Cornell.

     1.5     Costs  and  Expenses.  Without  limiting  any  obligation  of  the
             --------------------
Guarantor hereunder, the Guarantor agrees, jointly and severally, to pay all reasonable fees and costs incurred by Cornell in collecting or securing or attempting to collect or secure this Guaranty or the Promissory Note, including, without limitation, reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings.

     1.6     Representations  and  Warranties.   The Guarantor hereby represents
             --------------------------------
and warrants to Cornell as follows: (a) the Guarantor has full power, right and authority to enter into and perform his obligations under this Guaranty, and this Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms. No permits, approvals or consents of or notifications to (a) any governmental entities, or (b) any other persons or entities are necessary in connection with the execution, delivery and performance by the Guarantors of this Guaranty and the consummation by the Guarantors of the transactions contemplated hereby. Neither the execution and delivery of this Guaranty by the Guarantors nor the performance by them of the transactions contemplated hereby will:

          (i) violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree or other decision (collectively, "Rules") of any
                                                                  -----
court or other tribunal or any governmental entity or agency binding on a Guarantor or his properties, or conflict with or cause an event of default under any contract or agreement of a Guarantor; or

          (ii) require any authorization, consent, approval, exemption or other action by or notice to any court, administrative or governmental body, person, entity or any other third party.

2.     Miscellaneous.
       -------------

     2.1     Notices,  Consents,  etc.  Any  notices, consents, waivers or other
             -------------------------
communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


If  to  the  Guarantor:
     John  Fitzgerald
     5181  Natorp  Boulevard
     Mason,  Ohio  45040
     Facsimile:

With  Copies  to:

     Seth  A.  Farbman,  Esq.




If  to  Cornell:     Cornell  Capital  Partners,  LP
     101  Hudson  Street  -  Suite  3606
     Jersey  City,  New  Jersey  07302
     Attention:  Mark  A.  Angelo
                 Portfolio  Manager
     Telephone:  (201)  985-8300
     Facsimile:  (201)  985-8266

With  Copies  to:
     Butler  Gonzalez  LLP
     1000  Stuyvesant  Avenue  -  Suite  No.:  6
     Union,  New  Jersey  07083
     Attention:  David  Gonzalez,  Esq.
     Telephone:  (908)  810-8588
     Facsimile:  (908)  810-0973




or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     2.2     Waiver  of Presentment.  To the fullest extent permitted by law and
             -----------------------
except as otherwise provided herein, the Guarantor waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Guarantor liable with respect to this Guaranty.

     2.3     Severability.  If  any  provision  of  this  Guaranty  is,  for any
             ------------
reason, invalid or unenforceable, the remaining provisions of this Guaranty will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Guaranty that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

     2.4     Amendment  and  Waiver.  This  Guaranty  may  be  amended,  or  any
             ----------------------
provision of this Guaranty may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Guaranty shall not operate or be construed as a waiver of any other breach.

     2.5.     Headings.  The  subject  headings of Articles and Sections of this
              --------
Guaranty are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

     2.6     Assignment.  This  Guaranty  will  be binding upon and inure to the
             ----------
benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by the Guarantor. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties and their permitted successors and assigns.

     2.7.     Further  Assurances.  Each  party  will  execute all documents and
              -------------------
take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Guaranty.

     2.8     Third  Parties.  Nothing herein expressed or implied is intended or
             --------------
shall be construed to confer upon or give to any person or entity, other than the stated beneficiaries of this Guaranty and their respective permitted successors and assigns, any rights or remedies under or by reason of this Guaranty.

     2.9     No Strict Construction.  The language used in this Guaranty will be
             ----------------------
deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

     2.10     Event  of  Default.  For  purposes  of  this Guaranty, an event of
              ------------------
default  shall  be  deemed  to  have  occurred  hereunder:

          (a) If the Company should default under the Promissory Note or in the payment or performance of any of the Obligations, the Guarantor shall fail for any reason or for no reason, to forthwith pay or perform such Obligations without notice or demand by Cornell in the manner and on the day required this Guaranty; or

          (b) if the Guarantor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Guarantor bankrupt or insolvent; or any order for relief with respect to a Guarantor is entered under any bankruptcy or insolvency laws; or the Guarantor petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Guarantor of any substantial part of the assets of the Guarantor, or commences any proceeding relating to the Guarantor under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Guarantor.

          (c) if the Guarantor should default in any other obligation set forth in this Agreement.

          (d)     if  the  Guarantor  should  default  in  the Pledge Agreement.

Upon an event of default, all of the obligations of the Guarantor hereunder shall be immediately due and payable without any action on the part of Cornell, and Cornell shall be entitled to seek and institute any and all remedies available to it. No remedy conferred under this Guaranty upon the Cornell is intended to be exclusive of any other remedy available to Cornell, pursuant to the terms of this Guaranty or otherwise. No single or partial exercise by Cornell of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of Cornell to exercise any right or remedy under this Guaranty or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof.

     2.11     Remedies,  Other  Obligations,  Breaches  and  Injunctive  Relief.
              -----------------------------------------------------------------
Cornell's remedies provided in this Guaranty shall be cumulative and in addition to all other remedies available to the Cornell under this Guaranty or otherwise, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of Cornell contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit Cornell's right to pursue actual damages for any failure by a Guarantor to comply with the terms of this Guaranty. Every right and remedy of the Guarantor under any document executed in connection with this transaction, including but not limited to this Guaranty and the Transaction Documents or under applicable law may be exercised from time to time and as often as may be deemed expedient by Cornell. The Guarantor acknowledges that a breach by the Guarantor of its obligations hereunder will cause irreparable harm to Cornell and that the remedy at law for any such breach may be inadequate. The Guarantor therefore agrees that, in the event of any such breach or threatened breach by the Guarantor, Cornell shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

     2.12     Governing  Law;  Jurisdiction.  All  questions  concerning  the
              -----------------------------
construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in the city of Jersey City, Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     2.13     Waiver  of  Jury  Trial.  AS  A MATERIAL INDUCEMENT FOR CORNELL TO
              -----------------------
LOAN TO THE COMPANY THE MONIES UNDER THE PROMISSORY NOTE AND TO ACCEPT THIS GUARANTY, THE GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.


     2.14     Entire  Agreement.  This  Guaranty (including the recitals hereto)
              -----------------
and the Transaction Documents set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be signed as of the date first written above.


     JOHN  FITZGERALD:

      /s/ John Fitzgerald
      _________________________________

EXHIBIT 5.4


                                PLEDGE AGREEMENT
                                ----------------

     THIS  PLEDGE  AGREEMENT  ("Agreement")  dated as of February 28, 2002, is
                                ---------
given,  JOHN  FITZGERALD  (the "Pledgor"), in favor of CORNELL CAPITAL PARTNERS,
                                -------
LP,  a  Delaware limited partnership ("Cornell").  Capitalized terms used herein
                                       -------
and not otherwise defined herein shall have the respective meanings set forth in a Non Negotiable Promissory Note of even date herewith given by PICK-UPS PLUS, INC., a Delaware corporation (the "Company"), to Cornell (as amended, restated,
                                    -------
supplemented  or  otherwise  modified from time to time, the "Promissory Note").
                                                              ---------------

                                    WHEREAS:
                                    --------

     A. The Company is indebted to Cornell under a previous Promissory Note executed on or about July ___, 2001, of which the principal amount is One Hundred Thousand (U.S.) Dollars ($100,000). (the "July Promissory Note") The
                                                      --------------------
interest due and payable on the July Promissory Note is Five Thousand (U.S.) Dollars and 00/100 ($5,000.00) reflecting a twelve percent (12%) interest rate commencing on November 1, 2001 through March 1, 2002.

B. In order to effectuate repayment of the July Promissory Note, the Company and Cornell have executed the Promissory Note in the amount of One Hundred Five Thousand (U.S.) Dollars and 00/100 (105,000.00) .

     C. To induce Cornell to enter into the Promissory Note, reflecting the principal amount One Hundred Five Thousand (U.S.) Dollars and 00/100
(105,000.00) The Pledgor has agreed to provide to Cornell a full and unconditional guaranty of even date herewith (the "Guaranty") of the payment and
                                                   --------
performance  obligations  of  the  Company  under  the  Promissory  Note.

     D. To induce Cornell to enter into the Promissory Note, the Pledgors have also agreed to secure the Pledgor's obligations under the Guaranty by a pledge to Cornell and grant a first-priority security interest to Cornell of five million five hundred thousand (5,500,000) shares of the Company's $____ par value per share common stock (the Common Stock") which are issued and
                                             ------------
outstanding and owned by the Pledgors. The pledged stock is more fully described on EXHIBIT A attached hereto.
               ----------

     E. The Pledgor acknowledges that without the Guaranty and this Agreement, Cornell would not be willing to enter into the Promissory Note.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.     RECITALS.  The  above  recitals  are  true  and correct and same are
            --------
incorporated  into  this  Agreement  by  this  reference.

     2.      PLEDGE  OF  STOCK;  GRANT OF SECURITY INTEREST.  For value received
             ----------------------------------------------
and pursuant to the Guaranty, the Pledgors hereby grants a first-priority security interest in and to, and herewith delivers to Cornell stock certificates representing, five million five hundred thousand (5,500,000) shares of Common Stock (said shares of Common Stock, together with any other shares and securities from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such shares, being called the "Pledged Stock"),
                                                                -------------
to secure the payment and performance of all obligations of the Pledgor's to Cornell under the Guaranty (the aforesaid obligations and liabilities of the Pledgors being herein called the "Secured Obligations", and all of the
                                       --------------------
documents, agreements and instruments between the Pledgor and Cornell evidencing or otherwise pertaining to, the Secured Obligations being herein collectively called the "Operative Documents"). The Pledgor unconditionally agrees that if
              -------------------
the Company fails for any reason or for no reason to repay Cornell all amounts owed under the Promissory Note or fails to make an installment payment as outlined in the Promissory Note within the period of time provided in the Promissory Note, that Cornell shall have the right to take and/or sell a number of shares of the Pledged Stock equal to the entire principal balance and accrued interest outstanding and owed to Cornell under the Promissory Note and the Guaranty, including, without limitation, any fees and expenses. The Pledged Stock shall be deposited by the Pledgor with Cornell's counsel, Butler Gonzalez LLP ("Butler Gonzalez LLP").
       ---------------------

     3.      REPRESENTATIONS  AND  WARRANTIES.   The  Pledgor  represents  and
             --------------------------------
warrants  to,  and  agree  with,  Cornell  as  follows:

     (a) The Pledged Stock is represented by the stock certificate or certificates described on EXHIBIT A attached hereto under the Pledgor's name, as
                          ---------
applicable, and that such stock certificate or certificates, accompanied by instruments of assignment or transfer duly executed in blank by the Pledgor as the owner named in such stock certificate or certificates, have been delivered to Cornell by the Pledgor. The Pledged Stock was validly issued, fully paid and non-assessable. The Pledged Stock is not subject to any voting agreement, voting trust or similar agreement or arrangement. The shares of Pledged Stock are restricted securities as such term is defined in Rule 144 of the Securities Act of 1933. The Pledged Stock is free and clear of any and all restrictions, liens and encumbrances other than those in favor of Cornell. The Pledgor further covenants and agrees to keep the Pledged Stock free and clear of any and all restrictions liens and encumbrances other than those in favor of Cornell.

     (b) The Pledgor has full power, right and authority to enter into and perform its obligations under this Agreement, and this Agreement has been duly executed and delivered by the Pledgor and constitutes the valid and binding obligations of the Pledgor and is enforceable against the Pledgor in accordance with its terms. No permits, approvals or consents of or notifications to (1) any governmental entities or (2) any other persons or entities are necessary in connection with the execution, delivery and performance by the Pledgors of this Agreement and the consummation by the Pledgor of the actions contemplated hereby. Neither the execution and delivery of this Agreement by the Pledgor nor the performance by any of them of the actions contemplated hereby will:

     (i) violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree or other decision (collectively, "Rules") of any court or other tribunal
                                          -----
or any governmental entity or agency binding on a Pledgor or the Pledgor's properties, or conflict with or cause an event of default under any contract or agreement of a Pledgor; or

     (ii) require any authorization, consent, approval, exemption or other action by or notice to any court, administrative or governmental body, person, entity or any other third party.

     4.     TITLE;  STOCK  RIGHTS, DIVIDENDS, ETC.  The Pledgor will warrant and
            --------------------------------------
defend Cornell's title to the Pledged Stock, and the lien herein created, against all claims of all persons, and will maintain and preserve such security interest. It is understood and agreed that the collateral hereunder includes any stock rights, stock dividends, liquidating dividends, new securities, payments, distributions and proceeds (including cash dividends and sale proceeds) and other property to which the Pledgor may become entitled by reason of the ownership of the Pledged Stock during the existence of this Agreement, and any such property received by the Pledgor shall be held in trust and forthwith delivered to Cornell to be held hereunder in accordance with the terms of this Agreement.

     5.     EVENTS  OF  DEFAULT;  REMEDIES.  Upon the occurrence of any event of
            ------------------------------
default under the Guaranty, Cornell shall have all of the rights and remedies provided by law and/or by this Agreement, including but not limited to all of the rights and remedies of a secured party under the New Jersey Uniform Commercial Code, and the Pledgor hereby authorizes Cornell to sell up to One Hundred Nine Thousand Six Hundred Five and 48/100 Dollars of Pledged Stock at the public market value of the Pledgor's Common Stock as quoted as the closing bid price of the Company's Common Stock on the Over the Counter Bulletin Board on the day of. Any requirement of reasonable notice shall be met if Cornell sends such notice to the Pledgor within one (1) Trading Day of the date of sale, disposition or other event giving rise to the required notice. The Pledgor expressly authorizes such sale or sales of the Pledged Stock in advance of and to the exclusion of any sale or sales of or other realization upon owed to Cornell. Cornell shall be under no obligation to reserve rights against prior parties.

     6.     ADDITIONAL  REMEDIES.  Upon  the  occurrence  of an event of default
            --------------------
under the Guaranty, Cornell shall have also the right pursuant to the Assignment Separate from Certificate attached hereto as EXHIBIT B to transfer into its
                                                  ---------
name,  or  into  the  name of its nominee or nominees, any or all of the Pledged
Stock and may otherwise act with respect thereto as though Cornell is the outright owner thereof, and the Pledgor hereby irrevocably constitutes and appoints Cornell as their proxy and attorney-in-fact, with full power of substitution, to do so.

     7.     TERMINATION.  This  Agreement  shall  terminate upon the performance
            -----------
and satisfaction of the Secured Obligations, and upon such termination Cornell shall assign, transfer and deliver without recourse and without warranty the Pledged Stock to the Pledgor (and any property received in respect thereof) as has not theretofore been sold or otherwise applied pursuant to the provisions of this Agreement. Notwithstanding anything to the contrary herein, so long as the Secured Obligations is zero or would be made zero simultaneously with the termination hereof, the Pledgor shall have the right to terminate this Agreement at any time by providing written notice of such termination to Cornell and upon such termination, Cornell shall assign, transfer and deliver without recourse or without warranties any remaining Pledged Stock to the Pledgor or any property received in respect thereof and has not been sold or otherwise applied under this agreement to satisfy the Secured Obligations.

     8.     SEVERABILITY.  If  any  provision  of  this  Agreement  is,  for any
            ------------
reason, invalid or unenforceable, the remaining provisions of this Agreement will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Agreement that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

     9.     AMENDMENT  AND  WAIVER.  This  Agreement  may  be  amended,  or  any
            ----------------------
provision of this Agreement may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.

     10.     SUCCESSORS.  Except  as  otherwise  provided herein, this Agreement
             ----------
shall bind and inure to the benefit of and be enforceable by the parties and their successors and assigns.

     11.     ASSIGNMENT.  This  Agreement  shall  not  be directly or indirectly
             ----------
assignable  or  delegable  by  the  Pledgor.

     12.     NO  STRICT  CONSTRUCTION.  The language used in this Agreement will
             ------------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     13.     FURTHER  ASSURANCES.  Each  party hereto will execute all documents
             -------------------
and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

     14.     NOTICES,  CONSENTS,  ETC.  Any  notices, consents, waivers or other
             -------------------------
communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:



If  to  the  Pledgor:     John  Fitzgerald
     5181  Natorp  Boulevard
     Mason,  Ohio  45040
     Facsimile:

With  Copies  to:




If  to  Cornell:
     Cornell  Capital  Partners,  LP
     101  Hudson  Street  -  Suite  3606
     Jersey  City,  New  Jersey  07302
     Attention:  Mark  A.  Angelo
                 Portfolio  Manager
     Telephone:  (201)  985-8300
     Facsimile:  (201)  985-8266

With  Copies  to:
     Butler  Gonzalez  LLP
     1000  Stuyvesant  Avenue  -  Suite  No.:  6
     Union,  New  Jersey  07083
     Attention:  David  Gonzalez,  Esq.
     Telephone:  (908)  810-8588
     Facsimile:  (908)  810-0973

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     15.     REMEDIES,  OTHER  OBLIGATIONS,  BREACHES  AND  INJUNCTIVE  RELIEF.
             -----------------------------------------------------------------
Cornell's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to Cornell under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of Cornell contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit Cornell's right to pursue actual damages for any failure by a Pledgor to comply with the terms of this Agreement. Every right and remedy of Cornell under any Operative Document, the Guaranty or under applicable law may be exercised from time to time and as often as may be deemed expedient by Cornell. The Pledgor acknowledges that a breach by the Pledgor of its obligations hereunder or the Operative Documents will cause irreparable harm to Cornell and that the remedy at law for any such breach may be inadequate. The Pledgor therefore agrees that, in the event of any such breach or threatened breach by the Pledgor, Cornell shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, or specific performance without the necessity of showing economic loss and without any bond or other security being required.

     16.     GOVERNING  LAW;  JURISDICTION.  All  questions  concerning  the
             -----------------------------
construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in the city of Jersey City, Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     17.     COSTS AND EXPENSES.  Without limiting any obligation of the Pledgor
             ------------------
hereunder, the Pledgor, agrees to pay all reasonable fees and costs incurred by Cornell in enforcing its rights hereunder, including, without limitation, reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings.

     18.     NO  INCONSISTENT  AGREEMENTS.  None  of  the  parties  hereto  will
             ----------------------------
hereafter enter into any agreement which is inconsistent with the rights granted to the parties in this Agreement.

     19.     THIRD  PARTIES.  Nothing herein expressed or implied is intended or
             --------------
shall be construed to confer upon or give to any person or entity, other than the parties to this Agreement and their respective permitted successor and assigns, any rights or remedies under or by reason of this Agreement.

     20.     WAIVER OF JURY TRIAL.  AS A MATERIAL INDUCEMENT FOR CORNELL TO LOAN
             --------------------
TO THE COMPANY THE MONIES UNDER THE PROMISSORY NOTE AND TO ACCEPT THE GUARANTY AND THIS PLEDGE AGREEMENT, THE PLEDGORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

     21.     ENTIRE  AGREEMENT.  This  Agreement  (including  the  recitals  and
             -----------------
exhibits hereto), and the Guaranty of even date among the parties hereto, set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed as of the day and year first above written.



     JOHN  FITZGERALD:
      /s/ John Fitzgerald

      _________________________________



     CORNELL  CAPITAL  PARTNERS,  LP
     By:  Yorkville  Advisors,  LLC
     Its:  General  Partner

     By:
     Name:  Mark  Angelo
     Its:  Portfolio  Manager

                                    EXHIBIT A
                                    ---------

                          DESCRIPTION OF PLEDGED SHARES


                           SHARES PLEDGED BY PLEDGORS
                           --------------------------

Name  of  Pledgor
-----------------
on  Certificate                    Certificate  Number               Number  of
---------------                    -------------------               ----------
Shares
------

     EXHIBIT  B
     ----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------


     FOR VALUE RECEIVED, JOHN FITZGERALD hereby sells, assigns and transfers onto CORNELL CAPITAL PARTNERS, LP, Five Million Five Hundred Thousand
(5,500,000) shares of Common Stock of PICK-UPS PLUS, INC., a Delaware corporation standing in its name on the books of said corporation, represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint ________________________________ attorney to transfer the said stock on the books of the within named company with full power of substitution in the premises.


DATED:  ______________,  2002


                                   JOHN  FITZGERALD

EXHIBIIT 5.5

                              CONSULTING AGREEMENT
                              --------------------

     CONSULTING  AGREEMENT  ("Agreement") dated as of the March 14, 2002, by and
                              ---------
between PROFESSIONAL MANAGEMENT AND CONSULTING SERVICES GROUP, INC., of Tampa, Florida ("PMCS"), and PICK-UPS PLUS, INC., a Delaware corporation with its
           ----
principal  place  of  business  in  Mason,  Ohio  (the  "Company").
                                                         -------

     This Agreement supercedes and replaces any and all existing and outstanding oral or written understandings and/or agreements between the parties with respect to the subject matter hereof, and any such understandings and/or agreements shall no longer be valid and of any force or effect.

                                    RECITALS
                                    --------

     WHEREAS, the Company desires to contract for the services of PMCS, and PMCS desires to provide its services to the Company; and

     WHEREAS, the Company recognizes the need for the knowledge, talents and assistance of PMCS, and desires to enter into this Agreement to secure the foregoing.

                                    AGREEMENT
                                    ---------

     NOW THEREFORE, In consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1.     CONSULTING  RELATIONSHIP.  The Company agrees to retain the services
            ------------------------
of PMCS as described herein, and PMCS agrees to perform such services to the Company, and to perform such related work as determined by the Company, on the terms and conditions set forth in this Agreement. This Agreement shall be effective as of the date hereof (the "Effective Date").
                                             ---------------

     2.     COMPENSATION.  As  consideration  for the services to be rendered by
            ------------
PMCS  under  this  Agreement,  the Company agrees to compensate PMCS as follows:

     (a)     Stock.  As consideration for its Consulting Services (as defined in
             -----
Exhibit  A)  PMCS  shall be compensated with Three Million (3,000,000) shares of
-----------
the  common  stock  of  the  Company  (the  "Common  Shares").
                                             --------------

     (b)     Warrants.  Subject  to  the  provisions  of  Section  5,  below, as
             --------
additional consideration for its Consulting Services, the Company shall grant PMCS a warrant (the "Warrant") to purchase from the Company all or any part of
                       -------
an additional Three Million (3,000,000) shares of the common stock of the Company (the "Warrant Shares"), in accordance with and subject to the terms,
                ---------------
conditions and provisions set forth below, and further subject to the specific terms, conditions and provisions set forth in the Form of Warrant Agreement attached hereto as Exhibit B. The Warrant Shares shall vest and become
                      ----------
exercisable  as  follows:

   VESTING DATES     NUMBER OF SHARES     EXERCISE PRICE     EXPIRATION DATES
   -------------     ----------------     --------------     ----------------
 September 13, 2002     1,000,000         $0.05              March 13, 2004
 March 13, 2003         1,000,000         $0.10              March 13, 2004
 September 14, 2003     1,000,000         $0.15              March 13, 2004

     (d)     Fees.     In  consideration  of  PMCS's  Construction  Management
             ----
Services,  as defined in Exhibit A, (i) the Company will pay PMCS a fee equal to
                         ---------
five percent (5%) of the total construction costs of the new store, and (ii) where PMCS also provides Contractor Services, as defined in Exhibit A, the
                                                                  ---------
Company will pay PMCS an additional fee equal to twelve percent (12%) of the total construction costs of the new store, provided however, that such fees shall be reduced to the extent necessary to maintain the provision of such services on terms which are not less favorable than those which could be obtained from a third party in an arm-length transaction at the time.

     (e)     Expenses.     In  addition  to  the above compensation, the Company
             --------
agrees to reimburse PMCS for reasonable expenses, actually incurred by PMCS in the furtherance of the Company's business, for the following: travel and accommodations, telephone calls (including business-related calls on PMCS's cellular phones and business-related long distance calls), entertainment, and attendance at conferences, conventions and institutes, provided proper itemization of said expenses is furnished to the Company by PMCS within thirty
(30) days from the date incurred . All such expenditures shall be subject to the reasonable control of the Company.

     3.     SERVICES.  PMCS  agrees  to perform such duties and responsibilities
            --------
and to render advice and consulting as may be requested by the Company from time to time during the Term (as defined below) of this Agreement in connection with the Company's business throughout the United States. Said consulting services shall include, but not be limited to, those set forth on Exhibit A attached
                                                              ---------
hereto and incorporated by reference herein. PMCS shall use its best efforts to keep the Company informed of all corporate business opportunities which shall come to PMCS' attention and appear beneficial to the Company's business, so that the Company can obtain the maximum benefits from PMCS' knowledge, experience, and personal contacts. PMCS agrees to subject itself at all times during the Term of this Agreement to the direction and control of the Company in respect to the services to be performed. In that regard, and as further consideration for this Agreement, PMCS agrees to comply with, and abide by, such rules and directives of the Company, as may be reasonably established from time to time, and recognizes the right of the Company, in its reasonable direction to, not inconsistent with this Agreement, change, modify or adopt new policies and practices affecting the relationship which is the subject of this Agreement, as deemed appropriate by the Company.

     4.     RELATIONSHIP  BETWEEN  PARTIES.  During  the Term of this Agreement,
            ------------------------------
PMCS shall be deemed to be an independent contractor. PMCS shall be free to devote its time, energy and skill to any person, firm or company as PMCS deems advisable, except to the extent PMCS is obligated to devote such time, energy and skill to the Company as is necessary to perform the terms of this Agreement, and provided further that PMCS shall devote not less than one half of its business time and attention to the furtherance of the consulting arrangement set forth in this Agreement. PMCS shall not be considered as having an employee status vis- -vis the Corporation, or by virtue of this Agreement to be entitled to participate in any plans, arrangements or distributions by the Company pertaining to or in connection with any pension, stock, bonus, profit sharing, welfare benefits, or similar benefits for the regular employees of the Company. The Company shall not withhold any taxes in connection with the compensation due PMCS hereunder, and PMCS will be responsible for the payment of any such taxes and hereby agrees to indemnify the Company against nonpayment thereof. Furthermore, PMCS shall have no authority to enter into any contracts binding upon the Company except as authorized in writing, in advance, by the Company.

     5.     TERM  OF  CONSULTING  RELATIONSHIP;  TERMINATION.
            ------------------------------------------------

     (a) PMCS's services hereunder shall commence as of the Effective Date hereof and continue until March 13, 2004 (the "Term").
                                                       ----

     (b) The Term of this Agreement, the compensation under Section 2 of this Agreement, and any and all other rights of PMCS under this Agreement or otherwise as a consultant of the Company will terminate (except as otherwise provided in this Section 5):

               (i) for Reasonable Cause (as defined in Section 5(d), below), immediately upon notice from the Company to PMCS, or at such later time as such notice may specify; or

               (ii) for Good Reason (as defined below), upon not less than thirty (30) days' prior notice from PMCS to the Company.

          (c)     Definition  of  "Reasonable  Cause".  For  the purpose of this
                  -----------------------------------
Section 5, "Reasonable Cause" means any of the following: (i) PMCS's material breach of this Agreement; (ii) the failure of PMCS to achieve mutually-agreed business goals; (iii) PMCS's failure to adhere to any written Company policy, if PMCS has been given a reasonable opportunity to comply with such policy or cure its failure to comply (which reasonable opportunity must be granted during the ten-day period preceding termination of this Agreement); (iv) the appropriation (or attempted appropriation) of a material business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company; (v) the misappropriation (or attempted misappropriation) of any of the Company's funds or property; or (vi) the conviction of, the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment.

     (d)     Definition of "Good Reason".  For purposes of this Section 5, "Good
             ---------------------------
Reason" means: (i) the Company's material breach of this Agreement, or (ii) a Change of Control (as defined below) if the Successor Company (as defined in Section 16, below) fails to assume this Agreement in its entirety. For the purposes of this Agreement, "Change of Control" means a sale outside the ordinary course of business of more than fifty percent (50%) of the assets or equity interests in the Company to any person or entity.

     (e)     Severance  Compensation.  Effective  upon  the  termination of this
             -----------------------
Agreement, the Company will be obligated to pay PMCS only such compensation as is provided in this Section 5(e).

               (i) Termination by the Company for Reasonable Cause. If the Company terminates this Agreement for Reasonable Cause (or if PMCS terminates this Agreement without Good Reason), PMCS shall be entitled to receive accrued compensation for services performed through the effective date of such termination, but shall not be entitled to any Severance Compensation or other amounts in respect of such termination.

          (f)     Termination  of  Warrant.  The Warrant and the purchase rights
                  ------------------------
granted thereunder shall terminate (A) immediately, upon the termination of this Agreement by the Company for Reasonable Cause or by PMSC without Good Reason; and (B) 90 days after termination of this Agreement by the Company without Reasonable Cause or by PMSC with Good Reason, unless this termination provision is waived by resolution adopted by the Board of Directors of the Company within 30 days of the termination of hereof.

     6.     COMPLIANCY  WITH  LAWS.  PMCS will comply with all federal and state
            ----------------------
laws, rules and regulations relating to any of PMCS's responsibilities and duties with the Company, and will not violate any such laws, rules and regulations.

     7.     COVENANTS  NOT  TO  COMPETE.  Each  of  PMCS,  Merritt  W.  Jesson
            ---------------------------
("Jesson"), Donald Quarterman ("Quarterman") and James Booker ("Booker" and together with Jesson and Quarterman for the purposes of Sections 7, 8, and 9 of this Agreement, the "Related Parties"), do hereby acknowledge the following, and
                     ---------------
agree  to  conform  to  the  following  concerning  non-competition:

     (a) The Company undertakes to disclose to PMCS and the Related Parties, confidential information and knowledge about the Company's business policies, accounts procedures and methods. For the purposes of this Agreement, the term "Confidential Information" shall include, but is not limited to, (i) any list of suppliers, customers, investors and/or stockholders, including their names, addresses, phone numbers, amount of investments and similar information, (ii) any operational information of the Company, including but not limited to information on the Company's methods of conducting business, profits and/or losses of the Company, and marketing material, and (iii) any information that would reasonably be considered proprietary or confidential in nature. The Company has established a valuable and extensive trade in its products and services, which business has been developed at a considerable expense to the Company. Confidential Information includes not only written information, but also any such information transferred orally, visually, electronically or by any other means.

     (b) PMCS desires to enter into the service of the Company and by virtue thereof, PMCS and the Related Parties will become familiar with the manner, methods, secrets and Confidential Information pertaining to the Company's business. During the Term of this Agreement, PMCS and the Related Parties will receive Confidential Information. Through representatives of the Company, PMCS and the Related Parties will become personally acquainted with the business of the Company and its methods of operation.

     (c) In consideration of the Company's agreement to contract for PMCS's services, as herein provided, and the disclosure by the Company to PMCS and the Related Parties of the knowledge and Confidential Information described above, the Company requests, and PMCS and each of the Related Parties makes the covenants hereinafter set forth. PMCS and each of the Related Parties understand and acknowledge that such covenants are required for the fair and reasonable protection of the business of the Company carried on in the area to which the covenants are applicable, and that without the limited restrictions on PMCS's and each of the Related Parties' activities imposed by this Agreement, the business of the Company would suffer irreparable and immeasurable damage. The following covenants on the part of PMCS and each of the Related Parties (and the covenants in Sections 8 and 9 of this Agreement) shall be construed as an agreement independent of any other provision of this Agreement, and the existence of any claim or course of action, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement of such covenants.

     (d) PMCS and each of the Related Parties agrees that during the Term of this Agreement, and for the period of twelve (12) months immediately following thereafter, which time period shall be increased by an amount equal to any time during which PMCS or any of the Related Parties is in violation of this Agreement, PMCS and each of the Related Parties will not, within the Territory (hereinafter defined), directly or indirectly, for himself or itself, or on behalf of others, on his own or its own account, or as a consultant, employee, agent, or representative of any other person, partnership, firm or corporation:

     (i) Compete with the business of the Company by engaging or participating in or furnishing aid or assistance in competition with the business of the Company.

     (ii) Engage, in any capacity, directly or indirectly, in or be employed by or consult for, any business similar to the kind or nature of the business conducted by the Company.

     (e) For the purposes of this Section 7, the business of the Company shall be limited to the truck and SUV aftermarket accessories retailing industry, and any industries in which the Company operates during the Term of this Agreement.

     (f) "Territory" as referred to in this Section 7, shall be the states of Florida, Louisiana, Ohio, Washington, and any other states in which the Company operates during the Term of this Agreement.

     (g). Each restrictive covenant in this Agreement is separate and distinct from any other covenant set forth herein. In the event of the invalidity of any covenant, the remaining obligations shall be deemed independent and divisible. PMCS and each of the Related Parites agree that the territory set forth is reasonable and necessary for the protection of the Company. In the event any term or condition is deemed to be too broad or unenforceable, said provision shall be deemed reduced in scope to the extent necessary to make said provision enforceable and binding.

     (h) The provisions of this Section 7 shall not apply if the Company terminates PMCS's services without Reasonable Cause prior to the expiration of the Term.

     8.     INDUCING EMPLOYEES OF THE COMPANY TO LEAVE.  Any attempt on the part
            ------------------------------------------
of PMCS or either of the Related Parties to induce others to leave the Company's service or employment, or any efforts by PMCS or either of the Related Parties to interfere with the Company's relationship with its employees or other consultants, would be harmful and damaging to the Company. PMCS and each of the Related Parties expressly agrees that during the Term of this Agreement and for a period of twelve (12) months thereafter (provided said time period shall be increased by any time during which PMCS or either of the Related Parties is in violation of this Agreement), PMCS and each Related Party will not in any way directly or indirectly:

     (a) Induce or attempt to induce an employee or other consultant to sever his or her employment or consulting relationship with the Company;

     (b) Interfere with or disrupt the Company's relationship with its employees or other consultants; and/or

     (c) Solicit, entice, take away or employ, any person employed by or providing consulting services to the Company.

     9.     CONFIDENTIAL  INFORMATION.  In  connection  with this Agreement, the
            -------------------------
Company will furnish Confidential Information to PMCS. PMCS and each of the Related Parties understands that its execution of this Agreement was and is a condition precedent for the Company to disclose to each and give each of them access to the Confidential Information, and as a condition to such disclosure, each of PMCS and the Related Parties agree as follows:

          (a) The Confidential Information will be used solely for the purpose of the consulting relationship established under this Agreement, and for no other purpose.

     (b) The Confidential Information will be kept secret and confidential and shall not be disclosed to anyone, without the prior written consent of the Company. Each person to whom such Confidential Information is disclosed, with the Company's prior written consent, must be advised of its confidential nature and of the terms of this Agreement and must agree to abide by such terms.

     (c) Upon request from the Company, (i) the Confidential Information which is in tangible from will either be destroyed or returned to the Company, including any copies which may have made, and all abstracts, summaries thereof or reference thereto in PMCS's or either of the Related Parties documents will be destroyed, and PMCS and each of the Related Parties will certify to the Company that it has done so, and (ii) the Confidential Information shall not be used with respect to, or in furtherance of, PMCS's business or in the business of anyone else, whether or not in competition with the Company, or for any other purpose whatsoever.

     (d) Confidential Information does not include any information that (i) was publicly available prior to PMCS's or either of the Related Parties' receipt thereof, or (ii) thereafter became publicly available. Information shall be deemed "publicly available" if it becomes a matter of public knowledge or is contained in materials available to the public or is obtained from any source other than the Company, provided that such other source has not, to PMCS's or either of the Related Parties' knowledge, entered into a confidentiality agreement with the Company with respect to such information or obtained the information from an entity or person party to a confidentiality agreement with the Company.

     (e) In the event that PMCS, either of the Related Parties (or anyone to whom they have transmit the Confidential Information pursuant to this Agreement) becomes legally compelled to disclose any of the Confidential Information, PMCS and each of the Related Parties, as the case may be, will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that the Company is unable to obtain such protective order or other appropriate remedy, PMCS and each of the Related Parties agrees that it will furnish only that portion of the Confidential Information which it is advised by counsel is legally required, and PMCS and each of the Related Parties will exercise its reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information so disclosed.

     (f) PMCS and each of the Related Parties agrees that it will indemnify the Company in respect of any and all claims, losses, costs, liabilities and expenses (including reasonable attorneys' fees) directly or indirectly resulting from or arising out of any breach of this Section 9.

     (g) PMCS and each of the Related Parties understands and agrees that money damages would not be a sufficient remedy for any breach of this Section 9, and that the Company shall be entitled to specific performance and/or injunctive relief as a remedy for any such breach. Such remedy shall not be deemed to be the exclusive remedy for any such breach of this Section 9, but shall be in addition to all other remedies available at law or in equity. PMCS and each of the Related Parties further agree that no failure or delay by the Company, its agents, or representatives in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege under this Agreement.

     10.     RETURN OF THE COMPANY'S PROPERTY.  On termination of the consulting
             --------------------------------
relationship hereunder, regardless of how termination is effected, or whenever requested by the Company, PMCS shall immediately return to the Company all of the Company's property used by PMCS rendering services hereunder or otherwise that is in PMCS's possession or under PMCS's control.

     11.     NOTICES.  All notices, requests, consents, and other communications
             -------
under this Agreement shall be in writing and shall be deemed to have been delivered on the date personally delivered or the date mailed, postage prepaid by certified mail, return receipt requested, or faxed and confirmed, if addressed to the respective parties as follows:
     If  to  the  Company,  to  it  at:

5181  Natorp  Boulevard,  Suite  530
Mason,  Ohio  45040
Attention:  John  Fitzgerald
Fax  No.:  (513)  398-4271

     If  to  PMCS,  to  it  at:
     4904  Lyford  Cay
     Tampa,  Florida  33629
     Attention:  Merritt  W.  Jesson
     Facsimile  No.:  813-636-0305

A party hereto may change its address for the purpose of receiving notices, demands, and other communications by giving written notice to the other party of such change.

     12.     VOLUNTARY  AGREEMENT.  PMCS  represents  that  he  has  not  been
             --------------------
pressured, misled or induced to enter this Agreement based upon any representation by the Company not contained herein.

     13.     COVENANTS  TO SURVIVE.  The parties hereto acknowledge that many of
             ---------------------
the terms and conditions of this Agreement are intended to survive the consulting relationship. Therefore, any terms and conditions that are intended by the nature of the promises or representations to survive the termination of the consulting relationship shall survive regardless of whether such provision is expressly stated as so surviving.

     14.     ENTIRE  AGREEMENT.  This  Agreement represents the entire Agreement
             -----------------
between the parties and shall not be subject to modification or amendment by any oral representation, or any written statement by either party, except for a dated written amendment to this Agreement signed by PMCS and an authorized officer of the Company.

     15.     VENUE  AND  APPLICABLE  LAW.  This  Agreement shall be enforced and
             ---------------------------
construed in accordance with the laws of the State of Florida, and venue for any action or arbitration under this Agreement shall be in Hillsborough County, Florida.


     16.     ASSIGNMENT.  This  Agreement  shall  not be assignable by one party
             ----------
without the written consent of the other party; provided however, that this Agreement shall be assignable to any corporation or entity which purchases the assets of or succeeds to the business of the Company (a "Successor Company").
                                                            -----------------
Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.


                            [Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     THE  COMPANY
Pick-Ups  Plus,  Inc.



     By: /s/ John Fitzgerald
      ________________________________________
     John  Fitzgerald,  Its  President

     President


     PMCS


     /s/ Merritt W. Jesson
     ___________________________________________
     Merritt  W.  Jesson,  Its  President


     By executing this Agreement, the below undersigned, each in their individual capacities, hereby agrees to be bound by the provisions contained in Sections 7, 8, and 9 hereof.

     JESSON


     /s/ Merritt W. Jesson
     ___________________________________________
     Merritt  W.  Jesson,  an  Individual


                              QUARTERMAN


     /s/ Donald Quarterman
     ___________________________________________
     Donald  Quarterman,  an  Individual




     /s/ James Booker
     ___________________________________________
     James  Booker,  an  Individual

                                    EXHIBIT A
                                    ---------

                             TO CONSULTING AGREEMENT
                              DATED MARCH 14, 2002


                                SERVICES OF PMCS


     In addition to such other services as may be reasonably requested of PMCS by the Company, PMCS shall use its best efforts to perform the following services to the Company:


     "CONSULTING SERVICES" - (a) become familiar with the business and operations of the Company and review and analyze the Company's formal and informal financial, strategic and business plans; (b) assist and advise the Company on all issues relating to its growth strategies; (c) provide assistance and advice to the Company in the development and execution of acceptable merger and acquisition strategies; (d) assist in the selection and the negotiations of acceptable sites for the construction of new stores; (e) assist and advise the Company in all phases of its efforts to secure lines of credit, establishing and enhancing banking relationships, and the like, in connection with the acquisition or construction of new stores, and as otherwise needed.

     "CONSTRUCTION MANAGEMENT SERVICES" - serve as the construction manger overseeing all phases of construction at the sites of all new stores.

     "CONTRACTOR SERVICES" - where appropriate, provide the total construction contract, as the contractor of record.

                                    EXHIBIT B
                                    ---------

                             TO CONSULTING AGREEMENT
                              DATED MARCH 14, 2002





FORM  OF  WARRANT  AGREE

EXHIBIT 5.6


NEITHER  THE  WARRANTS  NOR  THE  SHARES  OF  COMMON STOCK TO BE ISSUED UPON THE
EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY SUCH REGISTRATION IS NOT REQUIRED.


                                     WARRANT

                  For  the  Purchase  of  Common  Stock  of

                              PICK-UPS  PLUS,  INC.
                          A  DELAWARE  CORPORATION

     VOID  AFTER  11:59  P.M.  EASTERN  STANDARD  TIME  ON  MARCH  13,  2004



Warrant  No.  PMCS-9132002                              Warrant  to  Purchase
            --------------
                                                        1,000,000  Shares


     THIS WARRANT CERTIFIES THAT, for value received, PROFESSIONAL MANAGEMENT AND CONSULTING SERVICES GROUP, INC., or its registered assigns (the "Holder" or "PMCS") is entitled to acquire from PICK-UPS PLUS, INC., a Delaware corporation whose address is 5181 Natorp Boulevard, Suite 530, Mason, Ohio 45040 (the "Company"), all or any part of ONE MILLION (1,000,000) shares of fully paid, non-assessable common stock, par value $.001 of the Company ("Common Stock"), at any time on or prior to 11:59 p.m. Eastern Standard Time on March 13, 2004 (the "Expiration Date"), subject to the terms, conditions and provisions of the Consulting Agreement dated March 14, 2002 by and between the Holder and the Company (the "Consulting Agreement"), a copy of which is attached hereto, and further subject to the specific terms, conditions and provisions set forth herein. If not exercised prior to the Expiration Date, this Warrant and all rights granted under this Warrant shall expire and lapse.

     The number and character of the securities purchasable upon exercise of this Warrant and the Purchase Price (defined below) are subject to adjustment as provided in Section 5 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The shares of Common Stock purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Warrant Shares."

1.     EXERCISE;  ISSUANCE  OF  CERTIFICATES;  PAYMENT  FOR  SHARES.

     (a) VESTING DATE; PURCHASE PRICE. The Warrant Shares shall vest and become exercisable on September 13, 2002. The purchase price of each Warrant Share issuable upon exercise of this Warrant shall be 05/100 Dollars ($.05) per Warrant Share, subject to adjustment as provided in Section 5 hereof ("Purchase Price").

     (b) WARRANT EXERCISE. After the Warrant Shares have vested and become exercisable, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from time to time prior to the Expiration Date, by the surrender and presentment of this Warrant accompanied by a duly executed Notice of Exercise in the form attached hereto (the "Exercise Notice"), together with the payment of the aggregate Purchase Price (the "Aggregate Purchase Price") for the number of Warrant Shares specified in the Exercise Notice in the manner specified in Section l(d) hereof, all of which shall be presented to the Company, at its principal office as set forth on page 1 of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

     As soon as practicable after full or partial exercise of this Warrant, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of Warrant Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Warrant. This Warrant shall be deemed to have been exercised, and the Warrant Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Warrant Shares for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Aggregate Purchase Price has been presented and surrendered to the Company in accordance with the provisions of this Section 1(b), notwithstanding that the stock transfer books of the Company may then be closed. In the event this Warrant is only partially exercised, a new Warrant evidencing the right to acquire the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Warrant Shares so purchased.

     (c) CONDITIONS TO ACQUISITION OF WARRANT SHARES. The Company's obligation to sell the Warrant Shares to the Holder upon exercise of this Warrant is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance or delivery of the Warrant Shares issued by any federal, state or foreign court of competent jurisdiction shall be in effect, and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Warrant Shares, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Company; provided, however, that any failure by the Company to sell Warrant Shares to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Warrant Shares upon the subsequent satisfaction of such conditions.

     (d) PAYMENT OF PURCHASE PRICE. The Aggregate Purchase Price of the Warrant Shares being acquired upon exercise of this Warrant shall be paid by the Holder to the Company by wire transfer, or by delivery of a bank or cashier's check payable to the order of the Company in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Warrant Shares specified in the Exercise Notice to be purchased upon such exercise.

     (e) EARLY TERMINATION OF WARRANT. This Warrant and the purchase rights granted hereunder shall terminate (A) immediately, upon the termination of the Consulting Agreement, if the Company terminates the Consulting Agreement for Reasonable Cause, or if PMCS terminates the Consulting Agreement without Good Reason; and (B) 90 days after termination of the Consulting Agreement, if the Company terminates the Consulting Agreement without Reasonable Cause, or if PMSC terminates the Consulting Agreement with Good Reason, unless this termination provision is waived by resolution adopted by the Board of Directors of the Company within 30 days of the termination of such Consulting Agreement.

     2. STOCK FULLY PAID; RESERVATION OF SHARES. The Company hereby agrees that it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities) that may be required from time to time for issuance upon the exercise of this Warrant. All Warrant Shares when issued in accordance with this Warrant shall be duly and validly issued and fully paid and non-assessable.

     3.     EXCHANGE,  ASSIGNMENT,  OR  LOSS  OF  WARRANT.

     (a) This Warrant is exchangeable, without expense other than as provided in this Section 3, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

     (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, his successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with Section 7 herein. If permitted under Section 7, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("Assignment Form"), whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be canceled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

     (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

     (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

     (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed or mutilated, and shall be enforceable by any Holder thereof.

     (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 3.

     4. RIGHTS OF THE HOLDER. The Holder by virtue hereof shall not be entitled to any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings) or otherwise deemed to be a shareholder of the Company, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     5 . ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities that may be acquired upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

(a)     DIVIDENDS,  SUBDIVISIONS,  COMBINATIONS,  OR  CONSOLIDATIONS  OF  COMMON
STOCK.

     (i) In the event that the Company shall declare, pay, or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Purchase Price shall be increased in such proportion.

     (ii) If the Company declares, pays or makes any dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Warrant. The securities and other property then deliverable to the Holder upon the exercise of this Warrant shall be in the same ratio to the total securities and property set aside for the Holder as the number of Warrant Shares with respect to which this Warrant is then exercised is to the total Warrant Shares that may be acquired pursuant to this Warrant at the time the securities or property were set aside for the Holder.

     (iii) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for purposes of this Warrant, be deemed to have been issued as a stock dividend subject to the adjustments set forth in Section 5(a)(i).

     (iv) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of a class of stock (other than Common Stock), Convertible Securities, or other interests from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of stock, Convertible Securities, or other interests so issued or transferred shall, for purposes of this Warrant, be deemed to have been issued as a dividend or other distribution subject to Section 5(a)(ii).

     (b) PRO RATA SUBSCRIPTION RIGHTS. If at any time the Company grants to its shareholders rights to subscribe pro rata for additional securities of the Company, whether Common Stock, Convertible Securities, or for any other securities or interests that the Holder would have been entitled to subscribe for if, immediately prior to such grant, the Holder had exercised this Warrant, then the Company shall also grant to the Holder the same subscription rights that the Holder would be entitled to if the Holder had exercised this Warrant in full immediately prior to such grant.

(c) EFFECT OF RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, MERGER, OR SALE OF ASSETS.

     (i) Upon the occurrence of any of the following events, the Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by the exercise of this Warrant, to acquire for the Aggregate Purchase Price described in this Warrant the kind and amount of shares of stock and other securities, property and interests as would be issued or payable with respect to or in exchange for the number of Warrant Shares that are then purchasable pursuant to this Warrant as if such Warrant Shares had been issued to the Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change as a result of an issuance of Common Stock under Subsection 5(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary or any affiliated entity, or the sale, lease, pledge, mortgage, conveyance or exchange of a significant portion of the Company's assets taken as a whole, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. Any such provision made by the Company for adjustments with respect to this Warrant shall be as nearly equivalent to the adjustments otherwise provided for in this Warrant as is reasonably practicable. The foregoing provisions of this Section 5(c)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. In the event that in any such reclassification, capital reorganization, change, consolidation, merger, spin-off, sale, lease or exchange, additional shares of Common Stock are issued in exchange, conversion, substitution or payment, in whole or in part, for securities of the Company other than Common Stock, any such issue shall be determined in accordance with
Section  5(e)(ii)  below.

     (ii) If any sale, lease, pledge, mortgage, conveyance or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "Termination of Business") shall be proposed, the Company shall deliver written notice to the Holder of this Warrant in accordance with Section 6 below as a condition precedent to the consummation of that Termination of Business. If the result of the Termination of Business is that shareholders of the Company are to receive securities or other interests of a successor entity, the provisions of Section 5(c)(i) above shall apply. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all of the rights of the other shareholders of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved and Section 5(c)(i) does not apply, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business; provided, that, in no event shall that date be less than 30 days after delivery to the Holder of this Warrant the written notice described above and in
Section 6. If the termination of acquisition rights under this Warrant is to occur as a result of the event at issue, a statement to that effect shall be included in that written notice.

     (d) OBLIGATION OF SUCCESSORS OR TRANSFEREES. The Company shall not effect any consolidation, merger, or sale or conveyance of assets within the meaning of Section 5(c)(i)(B)-(C), unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder pursuant to Section 10 herein, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. In no event shall the securities received pursuant to this Section be registerable or transferable other than pursuant and subject to the terms of this Warrant.



     (e)     PURCHASE  PRICE  ADJUSTMENTS.

     (i) Except as otherwise provided in this Section 5, upon any adjustment of the Purchase Price, the Holder shall be entitled to purchase, based upon the new Purchase Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of Warrant Shares that may be acquired pursuant to this Warrant immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Purchase Price.

     (ii) If consideration other than money is received or issued by the Company upon the issuance, sale or purchase of Common Stock, Convertible Securities, or other securities or interests, the fair market value of such consideration, as reasonably determined by the Company's independent public accountant shall be used for purposes of any adjustment required by this Section
5. The fair market value of such consideration shall be determined as of the date of the adoption of the resolution of the Board of Directors of the Company that authorizes the transaction giving rise to the adjustment. In case of the issuance or sale of the Common Stock, Convertible Securities, or other securities or property without separate allocation of the purchase price, the Company's independent public accountant shall reasonably determine an allocation of the consideration among the items being issued or sold. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of that Common Stock for a consideration other than money immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive the Common Stock. The Company shall promptly deliver written notice of all such determinations by its independent public accountant to the Holder of this Warrant.

     (f) APPLICATION OF THIS SECTION. The provisions of this Section 5 shall apply to successive events that may occur from time to time, but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

     (g) DEFINITION OF COMMON STOCK. Unless the context requires otherwise, whenever reference is made in this Section 5 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean (i) the $.001 par value common stock of the Company, (ii) any other class of stock ranking on a parity with, and having substantially similar rights and privileges as the Company's $.001 par value common stock, and (iii) any Convertible Security convertible into either (i) or (ii). However, subject to the provisions of Section 5(c)(i) above, Warrant Shares issuable upon exercise of this Warrant shall include only shares of common stock designated as $.001 par value common stock of the Company as of the date of this Warrant.

     (h) FRACTIONAL SHARES. No fractional Warrant Shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant made pursuant to this Section 5 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Warrant may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

     (i) COMPANY-HELD STOCK. For purposes of Section 5(a) above, shares of Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

     6.     NOTICE  TO  THE  HOLDER.

     (a) If, prior to the expiration of this Warrant either by its terms or by exercise in full, any of the following shall occur:

     (i) The Company shall declare a dividend or authorize any other distribution on its Common Stock, including those of the type identified in
Section 5(a) hereof; (ii) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights; (iii) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, pledge, mortgage, exchange, or other conveyance of all or substantially all of the assets of the Company; (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) any purchase, retirement or redemption by the Company of its Common Stock; then, and in any such case, the Company shall deliver to the Holder written notice thereof at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following: (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined; (y) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's shareholders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and (z) if any matters referred to in the foregoing clauses (x) and (y) are to be voted upon by shareholders of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

     (b) Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 6(b).

7.     TRANSFER  TO  COMPLY  WITH  THE  SECURITIES  ACT.

     (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

     (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act, for distribution to the public pursuant to Section 7(c) below:

"THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

     (c) The Holder agrees that, prior to the disposition of any Warrant Shares acquired upon the exercise hereof under circumstances that might require registration of such Warrant Shares or other security issued or issuable upon exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Holder shall give written notice to the Company, expressing his intention as to the disposition to be made of such Warrant Shares or other security issued or issuable upon exercise of this Warrant; except, that such notice shall not be required for a sale of the Warrant Shares or other security issued or issuable upon exercise of this Warrant made pursuant to the requirements of Rule 144 promulgated under the Securities Act. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Holder's counsel the proposed disposition does not require registration of the Warrant Shares or any other security issuable or issued upon the exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such Warrant Shares issuable or issued upon the exercise thereof, all in accordance with the terms of the notice delivered by the Holder to the Company.

     8. BEST EFFORTS. The Company covenants that it will not, by amendment of its Articles of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder.

     9. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares or other securities upon the exercise of all Warrants from time to time outstanding.

     10. NOTICES. All notices, demands, requests, certificates or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated any other address by notice in writing to the Company, to such other address; and, if to the Company, addressed to it at that address appearing on page 1 of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

     11. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Florida.

     12. SURVIVAL. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

     13. NO AMENDMENTS OR MODIFICATIONS. Neither this Warrant nor any provision hereof may be amended, modified, waived or terminated except upon the written consent of the Company and the Holder of this Warrant.

     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

Dated:     March  14,  2002


     PICK-UPS  PLUS,  INC.



/s/ John Fitzgerald
________________________________
John  Fitzgerald,  President

                                     ------
                                   ASSIGNMENT
                                   ----------



     FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s), and transfer(s) unto __________________________________________________ (the
"Assignee"), the rights represented by the Holder's Warrant No.: PMSC-9132002 to
purchase  ___________________________________ (           ) shares of the Common
Stock of PICK-UPS PLUS, INC. ("Warrant Shares") pursuant to the terms and conditions of said Warrant. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named Assignee a new Warrant pursuant to which the rights being assigned hereby may be exercised, and (ii) if there are rights to purchase Warrant Shares remaining after this Assignment, to issue and deliver to the undersigned a new Warrant evidencing the right to purchase such remaining number of Warrant Shares. Except for the number of Warrant Shares that may be purchased, the new Warrant(s) to be issued and delivered by the Company pursuant to this Assignment shall contain the same terms and conditions as the undersigned's Warrant. To complete this Assignment, the undersigned irrevocably appoints the President of PICK-UPS PLUS, INC., as the undersigned's attorney-in-fact to transfer the undersigned's Warrant and the rights thereunder on the books of the Company, with full power of substitution for these purposes.


Dated:  ___________________

     ____________________________________
Printed  Name  of  the  Holder

     ____________________________________
Signature  of  Holder


NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the Holder's Warrant, in every particular, without alteration or any change whatsoever, and must be guaranteed by a bank (other than a savings bank) or trust company having an office or correspondent in the State of Florida, or by a firm having membership on a registered national securities exchange and an office in the State of Florida.

                                     ------
                               NOTICE OF EXERCISE
                               ------------------

  (To be executed by the Holder desiring to exercise the right to acquire shares of
 Common Stock of Pick-Ups Plus, Inc., pursuant to the Warrant identified below.)


     The undersigned Holder of a Warrant to purchase shares of Common Stock ("Shares") of PICK-UPS PLUS, INC., a Delaware corporation, hereby elects to purchase Shares pursuant to the provisions of the Holder's Warrant No.:
PMCS-9132002,  to  the  extent of purchasing the following number of such Shares
_________________________ (                ); and hereby requests that the stock
certificate for such Shares be issued in the name of, and delivered to ______________________________________________________________ whose address is
_____________________________________________________________________;  and
further requests, if the number of Shares purchased hereby are not all the Shares that may be acquired pursuant to the unexercised portion of said Warrant, that a new Warrant of like tenor for the remaining Shares that may be acquired pursuant to said Warrant be issued and delivered to the undersigned.

     Printed  Name:     _________________________________


     Signature:     _________________________________


     Address:     _________________________________

     _________________________________


     Date:          _________________________________



   (SIGNATURE MUST CONFORM IN ALL RESPECTS TO THE NAME OF HOLDER AS SPECIFIED ON
                           THE FACE OF THIS WARRANT.)

EXHIBIT 5.7



NEITHER  THE  WARRANTS  NOR  THE  SHARES  OF  COMMON STOCK TO BE ISSUED UPON THE
EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY SUCH REGISTRATION IS NOT REQUIRED.


                                     WARRANT

                   For  the  Purchase  of  Common  Stock  of

                             PICK-UPS  PLUS,  INC.
                            A DELAWARE  CORPORATION

     VOID  AFTER  11:59  P.M.  EASTERN  STANDARD  TIME  ON  MARCH  13,  2004

Warrant  No.  PMCS-3132003                               Warrant  to  Purchase
            --------------
                                                         1,000,000  Shares


     THIS WARRANT CERTIFIES THAT, for value received, PROFESSIONAL MANAGEMENT AND CONSULTING SERVICES GROUP, INC., or its registered assigns (the "Holder" or "PMCS") is entitled to acquire from PICK-UPS PLUS, INC., a Delaware corporation whose address is 5181 Natorp Boulevard, Suite 530, Mason, Ohio 45040 (the "Company"), all or any part of ONE MILLION (1,000,000) shares of fully paid, non-assessable common stock, par value $.001 of the Company ("Common Stock"), at any time on or prior to 11:59 p.m. Eastern Standard Time on March 13, 2004 (the "Expiration Date"), subject to the terms, conditions and provisions of the Consulting Agreement dated March 14, 2002 by and between the Holder and the Company (the "Consulting Agreement"), a copy of which is attached hereto, and further subject to the specific terms, conditions and provisions set forth herein. If not exercised prior to the Expiration Date, this Warrant and all rights granted under this Warrant shall expire and lapse.

     The number and character of the securities purchasable upon exercise of this Warrant and the Purchase Price (defined below) are subject to adjustment as provided in Section 5 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The shares of Common Stock purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Warrant Shares."

1.     EXERCISE;  ISSUANCE  OF  CERTIFICATES;  PAYMENT  FOR  SHARES.

     (a) VESTING DATE; PURCHASE PRICE. The Warrant Shares shall vest and become exercisable on March 13, 2003. The purchase price of each Warrant Share issuable upon exercise of this Warrant shall be 10/100 Dollars ($.10) per Warrant Share, subject to adjustment as provided in Section 5 hereof ("Purchase Price").

     (b) WARRANT EXERCISE. After the Warrant Shares have vested and become exercisable, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from time to time prior to the Expiration Date, by the surrender and presentment of this Warrant accompanied by a duly executed Notice of Exercise in the form attached hereto (the "Exercise Notice"), together with the payment of the aggregate Purchase Price (the "Aggregate Purchase Price") for the number of Warrant Shares specified in the Exercise Notice in the manner specified in Section l(d) hereof, all of which shall be presented to the Company, at its principal office as set forth on page 1 of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

     As soon as practicable after full or partial exercise of this Warrant, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of Warrant Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Warrant. This Warrant shall be deemed to have been exercised, and the Warrant Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Warrant Shares for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Aggregate Purchase Price has been presented and surrendered to the Company in accordance with the provisions of this Section 1(b), notwithstanding that the stock transfer books of the Company may then be closed. In the event this Warrant is only partially exercised, a new Warrant evidencing the right to acquire the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Warrant Shares so purchased.

     (c) CONDITIONS TO ACQUISITION OF WARRANT SHARES. The Company's obligation to sell the Warrant Shares to the Holder upon exercise of this Warrant is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance or delivery of the Warrant Shares issued by any federal, state or foreign court of competent jurisdiction shall be in effect, and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Warrant Shares, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Company; provided, however, that any failure by the Company to sell Warrant Shares to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Warrant Shares upon the subsequent satisfaction of such conditions.

     (d) PAYMENT OF PURCHASE PRICE. The Aggregate Purchase Price of the Warrant Shares being acquired upon exercise of this Warrant shall be paid by the Holder to the Company by wire transfer, or by delivery of a bank or cashier's check payable to the order of the Company in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Warrant Shares specified in the Exercise Notice to be purchased upon such exercise.

     (e) EARLY TERMINATION OF WARRANT. This Warrant and the purchase rights granted hereunder shall terminate (A) immediately, upon the termination of the Consulting Agreement, if the Company terminates the Consulting Agreement for Reasonable Cause, or if PMCS terminates the Consulting Agreement without Good Reason; and (B) 90 days after termination of the Consulting Agreement, if the Company terminates the Consulting Agreement without Reasonable Cause, or if PMSC terminates the Consulting Agreement with Good Reason, unless this termination provision is waived by resolution adopted by the Board of Directors of the Company within 30 days of the termination of such Consulting Agreement.

     2. STOCK FULLY PAID; RESERVATION OF SHARES. The Company hereby agrees that it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities) that may be required from time to time for issuance upon the exercise of this Warrant. All Warrant Shares when issued in accordance with this Warrant shall be duly and validly issued and fully paid and non-assessable.

     3.     EXCHANGE,  ASSIGNMENT,  OR  LOSS  OF  WARRANT.

     (a) This Warrant is exchangeable, without expense other than as provided in this Section 3, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

     (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, his successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with Section 7 herein. If permitted under Section 7, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("Assignment Form"), whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be canceled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

     (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

     (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

     (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed or mutilated, and shall be enforceable by any Holder thereof.

     (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 3.

     4. RIGHTS OF THE HOLDER. The Holder by virtue hereof shall not be entitled to any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings) or otherwise deemed to be a shareholder of the Company, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     5 . ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities that may be acquired upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

(a)     DIVIDENDS,  SUBDIVISIONS,  COMBINATIONS,  OR  CONSOLIDATIONS  OF  COMMON
STOCK.

     (i) In the event that the Company shall declare, pay, or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Purchase Price shall be increased in such proportion.

     (ii) If the Company declares, pays or makes any dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Warrant. The securities and other property then deliverable to the Holder upon the exercise of this Warrant shall be in the same ratio to the total securities and property set aside for the Holder as the number of Warrant Shares with respect to which this Warrant is then exercised is to the total Warrant Shares that may be acquired pursuant to this Warrant at the time the securities or property were set aside for the Holder.

     (iii) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for purposes of this Warrant, be deemed to have been issued as a stock dividend subject to the adjustments set forth in Section 5(a)(i).

     (iv) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of a class of stock (other than Common Stock), Convertible Securities, or other interests from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of stock, Convertible Securities, or other interests so issued or transferred shall, for purposes of this Warrant, be deemed to have been issued as a dividend or other distribution subject to Section 5(a)(ii).

     (b) PRO RATA SUBSCRIPTION RIGHTS. If at any time the Company grants to its shareholders rights to subscribe pro rata for additional securities of the Company, whether Common Stock, Convertible Securities, or for any other securities or interests that the Holder would have been entitled to subscribe for if, immediately prior to such grant, the Holder had exercised this Warrant, then the Company shall also grant to the Holder the same subscription rights that the Holder would be entitled to if the Holder had exercised this Warrant in full immediately prior to such grant.

(c) EFFECT OF RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, MERGER, OR SALE OF ASSETS.

     (i) Upon the occurrence of any of the following events, the Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by the exercise of this Warrant, to acquire for the Aggregate Purchase Price described in this Warrant the kind and amount of shares of stock and other securities, property and interests as would be issued or payable with respect to or in exchange for the number of Warrant Shares that are then purchasable pursuant to this Warrant as if such Warrant Shares had been issued to the Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change as a result of an issuance of Common Stock under Subsection 5(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary or any affiliated entity, or the sale, lease, pledge, mortgage, conveyance or exchange of a significant portion of the Company's assets taken as a whole, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. Any such provision made by the Company for adjustments with respect to this Warrant shall be as nearly equivalent to the adjustments otherwise provided for in this Warrant as is reasonably practicable. The foregoing provisions of this Section 5(c)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. In the event that in any such reclassification, capital reorganization, change, consolidation, merger, spin-off, sale, lease or exchange, additional shares of Common Stock are issued in exchange, conversion, substitution or payment, in whole or in part, for securities of the Company other than Common Stock, any such issue shall be determined in accordance with
Section  5(e)(ii)  below.

     (ii) If any sale, lease, pledge, mortgage, conveyance or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "Termination of Business") shall be proposed, the Company shall deliver written notice to the Holder of this Warrant in accordance with Section 6 below as a condition precedent to the consummation of that Termination of Business. If the result of the Termination of Business is that shareholders of the Company are to receive securities or other interests of a successor entity, the provisions of Section 5(c)(i) above shall apply. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all of the rights of the other shareholders of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved and Section 5(c)(i) does not apply, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business; provided, that, in no event shall that date be less than 30 days after delivery to the Holder of this Warrant the written notice described above and in
Section 6. If the termination of acquisition rights under this Warrant is to occur as a result of the event at issue, a statement to that effect shall be included in that written notice.

     (d) OBLIGATION OF SUCCESSORS OR TRANSFEREES. The Company shall not effect any consolidation, merger, or sale or conveyance of assets within the meaning of Section 5(c)(i)(B)-(C), unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder pursuant to Section 10 herein, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. In no event shall the securities received pursuant to this Section be registerable or transferable other than pursuant and subject to the terms of this Warrant.



     (e)     PURCHASE  PRICE  ADJUSTMENTS.

     (i) Except as otherwise provided in this Section 5, upon any adjustment of the Purchase Price, the Holder shall be entitled to purchase, based upon the new Purchase Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of Warrant Shares that may be acquired pursuant to this Warrant immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Purchase Price.

     (ii) If consideration other than money is received or issued by the Company upon the issuance, sale or purchase of Common Stock, Convertible Securities, or other securities or interests, the fair market value of such consideration, as reasonably determined by the Company's independent public accountant shall be used for purposes of any adjustment required by this Section
5. The fair market value of such consideration shall be determined as of the date of the adoption of the resolution of the Board of Directors of the Company that authorizes the transaction giving rise to the adjustment. In case of the issuance or sale of the Common Stock, Convertible Securities, or other securities or property without separate allocation of the purchase price, the Company's independent public accountant shall reasonably determine an allocation of the consideration among the items being issued or sold. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of that Common Stock for a consideration other than money immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive the Common Stock. The Company shall promptly deliver written notice of all such determinations by its independent public accountant to the Holder of this Warrant.

     (f) APPLICATION OF THIS SECTION. The provisions of this Section 5 shall apply to successive events that may occur from time to time, but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

     (g) DEFINITION OF COMMON STOCK. Unless the context requires otherwise, whenever reference is made in this Section 5 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean (i) the $.001 par value common stock of the Company, (ii) any other class of stock ranking on a parity with, and having substantially similar rights and privileges as the Company's $.001 par value common stock, and (iii) any Convertible Security convertible into either (i) or (ii). However, subject to the provisions of Section 5(c)(i) above, Warrant Shares issuable upon exercise of this Warrant shall include only shares of common stock designated as $.001 par value common stock of the Company as of the date of this Warrant.

     (h) FRACTIONAL SHARES. No fractional Warrant Shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant made pursuant to this Section 5 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Warrant may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

     (i) COMPANY-HELD STOCK. For purposes of Section 5(a) above, shares of Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

     6.     NOTICE  TO  THE  HOLDER.

     (a) If, prior to the expiration of this Warrant either by its terms or by exercise in full, any of the following shall occur:

     (i) The Company shall declare a dividend or authorize any other distribution on its Common Stock, including those of the type identified in
Section 5(a) hereof; (ii) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights; (iii) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, pledge, mortgage, exchange, or other conveyance of all or substantially all of the assets of the Company; (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) any purchase, retirement or redemption by the Company of its Common Stock; then, and in any such case, the Company shall deliver to the Holder written notice thereof at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following: (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined; (y) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's shareholders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and (z) if any matters referred to in the foregoing clauses (x) and (y) are to be voted upon by shareholders of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

     (b) Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 6(b).

7.     TRANSFER  TO  COMPLY  WITH  THE  SECURITIES  ACT.

     (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

     (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act, for distribution to the public pursuant to Section 7(c) below:

"THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

     (c) The Holder agrees that, prior to the disposition of any Warrant Shares acquired upon the exercise hereof under circumstances that might require registration of such Warrant Shares or other security issued or issuable upon exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Holder shall give written notice to the Company, expressing his intention as to the disposition to be made of such Warrant Shares or other security issued or issuable upon exercise of this Warrant; except, that such notice shall not be required for a sale of the Warrant Shares or other security issued or issuable upon exercise of this Warrant made pursuant to the requirements of Rule 144 promulgated under the Securities Act. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Holder's counsel the proposed disposition does not require registration of the Warrant Shares or any other security issuable or issued upon the exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such Warrant Shares issuable or issued upon the exercise thereof, all in accordance with the terms of the notice delivered by the Holder to the Company.

     8. BEST EFFORTS. The Company covenants that it will not, by amendment of its Articles of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder.

     9. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares or other securities upon the exercise of all Warrants from time to time outstanding.

     10. NOTICES. All notices, demands, requests, certificates or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated any other address by notice in writing to the Company, to such other address; and, if to the Company, addressed to it at that address appearing on page 1 of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

     11. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Florida.

     12. SURVIVAL. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

     13. NO AMENDMENTS OR MODIFICATIONS. Neither this Warrant nor any provision hereof may be amended, modified, waived or terminated except upon the written consent of the Company and the Holder of this Warrant.

     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

Dated:     March  13,  2002

     PICK-UPS  PLUS,  INC.



/s/ John Fitzgerald
________________________________
John  Fitzgerald,  President

                                     ------
                                   ASSIGNMENT
                                   ----------



     FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s), and transfer(s) unto __________________________________________________ (the
"Assignee"), the rights represented by the Holder's Warrant No.: PMSC-3132003 to
purchase  ___________________________________ (           ) shares of the Common
Stock of PICK-UPS PLUS, INC. ("Warrant Shares") pursuant to the terms and conditions of said Warrant. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named Assignee a new Warrant pursuant to which the rights being assigned hereby may be exercised, and (ii) if there are rights to purchase Warrant Shares remaining after this Assignment, to issue and deliver to the undersigned a new Warrant evidencing the right to purchase such remaining number of Warrant Shares. Except for the number of Warrant Shares that may be purchased, the new Warrant(s) to be issued and delivered by the Company pursuant to this Assignment shall contain the same terms and conditions as the undersigned's Warrant. To complete this Assignment, the undersigned irrevocably appoints the President of PICK-UPS PLUS, INC., as the undersigned's attorney-in-fact to transfer the undersigned's Warrant and the rights thereunder on the books of the Company, with full power of substitution for these purposes.


Dated:  ___________________

     ____________________________________
Printed  Name  of  the  Holder

     ____________________________________
Signature  of  Holder


NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the Holder's Warrant, in every particular, without alteration or any change whatsoever, and must be guaranteed by a bank (other than a savings bank) or trust company having an office or correspondent in the State of Florida, or by a firm having membership on a registered national securities exchange and an office in the State of Florida.

                                     ------
                               NOTICE OF EXERCISE
                               ------------------

  (To be executed by the Holder desiring to exercise the right to acquire shares of
 Common Stock of Pick-Ups Plus, Inc., pursuant to the Warrant identified below.)


     The undersigned Holder of a Warrant to purchase shares of Common Stock ("Shares") of PICK-UPS PLUS, INC., a Delaware corporation, hereby elects to purchase Shares pursuant to the provisions of the Holder's Warrant No.:
PMCS-3132003,  to  the  extent of purchasing the following number of such Shares
_________________________ (                ); and hereby requests that the stock
certificate for such Shares be issued in the name of, and delivered to ______________________________________________________________ whose address is
_____________________________________________________________________;  and
further requests, if the number of Shares purchased hereby are not all the Shares that may be acquired pursuant to the unexercised portion of said Warrant, that a new Warrant of like tenor for the remaining Shares that may be acquired pursuant to said Warrant be issued and delivered to the undersigned.

     Printed  Name:     _________________________________


     Signature:     _________________________________


     Address:     _________________________________

     _________________________________


     Date:          _________________________________



   (SIGNATURE MUST CONFORM IN ALL RESPECTS TO THE NAME OF HOLDER AS SPECIFIED ON
                           THE FACE OF THIS WARRANT.)

EXHIBIT 5.8



NEITHER  THE  WARRANTS  NOR  THE  SHARES  OF  COMMON STOCK TO BE ISSUED UPON THE
EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY SUCH REGISTRATION IS NOT REQUIRED.


                                     WARRANT

     For  the  Purchase  of  Common  Stock  of

     PICK-UPS  PLUS,  INC.
     A  DELAWARE  CORPORATION

     VOID  AFTER  11:59  P.M.  EASTERN  STANDARD  TIME  ON  MARCH  13,  2004

Warrant  No.  PMCS-9132003     Warrant  to  Purchase
            --------------
               1,000,000  Shares


     THIS WARRANT CERTIFIES THAT, for value received, PROFESSIONAL MANAGEMENT AND CONSULTING SERVICES GROUP, INC., or its registered assigns (the "Holder" or "PMCS") is entitled to acquire from PICK-UPS PLUS, INC., a Delaware corporation whose address is 5181 Natorp Boulevard, Suite 530, Mason, Ohio 45040 (the "Company"), all or any part of ONE MILLION (1,000,000) shares of fully paid, non-assessable common stock, par value $.001 of the Company ("Common Stock"), at any time on or prior to 11:59 p.m. Eastern Standard Time on March 13, 2004 (the "Expiration Date"), subject to the terms, conditions and provisions of the Consulting Agreement dated March 14, 2002 by and between the Holder and the Company (the "Consulting Agreement"), a copy of which is attached hereto, and further subject to the specific terms, conditions and provisions set forth herein. If not exercised prior to the Expiration Date, this Warrant and all rights granted under this Warrant shall expire and lapse.

     The number and character of the securities purchasable upon exercise of this Warrant and the Purchase Price (defined below) are subject to adjustment as provided in Section 5 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The shares of Common Stock purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Warrant Shares."

1.     EXERCISE;  ISSUANCE  OF  CERTIFICATES;  PAYMENT  FOR  SHARES.

     (a) VESTING DATE; PURCHASE PRICE. The Warrant Shares shall vest and become exercisable on September 13, 2003. The purchase price of each Warrant Share issuable upon exercise of this Warrant shall be 15/100 Dollars ($.15) per Warrant Share, subject to adjustment as provided in Section 5 hereof ("Purchase Price").

     (b) WARRANT EXERCISE. After the Warrant Shares have vested and become exercisable, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from time to time prior to the Expiration Date, by the surrender and presentment of this Warrant accompanied by a duly executed Notice of Exercise in the form attached hereto (the "Exercise Notice"), together with the payment of the aggregate Purchase Price (the "Aggregate Purchase Price") for the number of Warrant Shares specified in the Exercise Notice in the manner specified in Section l(d) hereof, all of which shall be presented to the Company, at its principal office as set forth on page 1 of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

     As soon as practicable after full or partial exercise of this Warrant, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of Warrant Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Warrant. This Warrant shall be deemed to have been exercised, and the Warrant Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Warrant Shares for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Aggregate Purchase Price has been presented and surrendered to the Company in accordance with the provisions of this Section 1(b), notwithstanding that the stock transfer books of the Company may then be closed. In the event this Warrant is only partially exercised, a new Warrant evidencing the right to acquire the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Warrant Shares so purchased.

     (c) CONDITIONS TO ACQUISITION OF WARRANT SHARES. The Company's obligation to sell the Warrant Shares to the Holder upon exercise of this Warrant is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance or delivery of the Warrant Shares issued by any federal, state or foreign court of competent jurisdiction shall be in effect, and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Warrant Shares, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Company; provided, however, that any failure by the Company to sell Warrant Shares to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Warrant Shares upon the subsequent satisfaction of such conditions.

     (d) PAYMENT OF PURCHASE PRICE. The Aggregate Purchase Price of the Warrant Shares being acquired upon exercise of this Warrant shall be paid by the Holder to the Company by wire transfer, or by delivery of a bank or cashier's check payable to the order of the Company in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Warrant Shares specified in the Exercise Notice to be purchased upon such exercise.

     (e) EARLY TERMINATION OF WARRANT. This Warrant and the purchase rights granted hereunder shall terminate (A) immediately, upon the termination of the Consulting Agreement, if the Company terminates the Consulting Agreement for Reasonable Cause, or if PMCS terminates the Consulting Agreement without Good Reason; and (B) 90 days after termination of the Consulting Agreement, if the Company terminates the Consulting Agreement without Reasonable Cause, or if PMSC terminates the Consulting Agreement with Good Reason, unless this termination provision is waived by resolution adopted by the Board of Directors of the Company within 30 days of the termination of such Consulting Agreement.

     2. STOCK FULLY PAID; RESERVATION OF SHARES. The Company hereby agrees that it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities) that may be required from time to time for issuance upon the exercise of this Warrant. All Warrant Shares when issued in accordance with this Warrant shall be duly and validly issued and fully paid and non-assessable.

     3.     EXCHANGE,  ASSIGNMENT,  OR  LOSS  OF  WARRANT.

     (a) This Warrant is exchangeable, without expense other than as provided in this Section 3, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

     (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, his successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with Section 7 herein. If permitted under Section 7, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("Assignment Form"), whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be canceled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

     (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

     (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

     (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed or mutilated, and shall be enforceable by any Holder thereof.

     (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 3.

     4. RIGHTS OF THE HOLDER. The Holder by virtue hereof shall not be entitled to any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings) or otherwise deemed to be a shareholder of the Company, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     5 . ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities that may be acquired upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

(a)     DIVIDENDS,  SUBDIVISIONS,  COMBINATIONS,  OR  CONSOLIDATIONS  OF  COMMON
STOCK.

     (i) In the event that the Company shall declare, pay, or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Purchase Price shall be increased in such proportion.

     (ii) If the Company declares, pays or makes any dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Warrant. The securities and other property then deliverable to the Holder upon the exercise of this Warrant shall be in the same ratio to the total securities and property set aside for the Holder as the number of Warrant Shares with respect to which this Warrant is then exercised is to the total Warrant Shares that may be acquired pursuant to this Warrant at the time the securities or property were set aside for the Holder.

     (iii) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for purposes of this Warrant, be deemed to have been issued as a stock dividend subject to the adjustments set forth in Section 5(a)(i).

     (iv) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of a class of stock (other than Common Stock), Convertible Securities, or other interests from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of stock, Convertible Securities, or other interests so issued or transferred shall, for purposes of this Warrant, be deemed to have been issued as a dividend or other distribution subject to Section 5(a)(ii).

     (b) PRO RATA SUBSCRIPTION RIGHTS. If at any time the Company grants to its shareholders rights to subscribe pro rata for additional securities of the Company, whether Common Stock, Convertible Securities, or for any other securities or interests that the Holder would have been entitled to subscribe for if, immediately prior to such grant, the Holder had exercised this Warrant, then the Company shall also grant to the Holder the same subscription rights that the Holder would be entitled to if the Holder had exercised this Warrant in full immediately prior to such grant.

(c) EFFECT OF RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, MERGER, OR SALE OF ASSETS.

     (i) Upon the occurrence of any of the following events, the Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by the exercise of this Warrant, to acquire for the Aggregate Purchase Price described in this Warrant the kind and amount of shares of stock and other securities, property and interests as would be issued or payable with respect to or in exchange for the number of Warrant Shares that are then purchasable pursuant to this Warrant as if such Warrant Shares had been issued to the Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change as a result of an issuance of Common Stock under Subsection 5(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary or any affiliated entity, or the sale, lease, pledge, mortgage, conveyance or exchange of a significant portion of the Company's assets taken as a whole, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. Any such provision made by the Company for adjustments with respect to this Warrant shall be as nearly equivalent to the adjustments otherwise provided for in this Warrant as is reasonably practicable. The foregoing provisions of this Section 5(c)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. In the event that in any such reclassification, capital reorganization, change, consolidation, merger, spin-off, sale, lease or exchange, additional shares of Common Stock are issued in exchange, conversion, substitution or payment, in whole or in part, for securities of the Company other than Common Stock, any such issue shall be determined in accordance with
Section  5(e)(ii)  below.

     (ii) If any sale, lease, pledge, mortgage, conveyance or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "Termination of Business") shall be proposed, the Company shall deliver written notice to the Holder of this Warrant in accordance with Section 6 below as a condition precedent to the consummation of that Termination of Business. If the result of the Termination of Business is that shareholders of the Company are to receive securities or other interests of a successor entity, the provisions of Section 5(c)(i) above shall apply. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all of the rights of the other shareholders of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved and Section 5(c)(i) does not apply, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business; provided, that, in no event shall that date be less than 30 days after delivery to the Holder of this Warrant the written notice described above and in
Section 6. If the termination of acquisition rights under this Warrant is to occur as a result of the event at issue, a statement to that effect shall be included in that written notice.

     (d) OBLIGATION OF SUCCESSORS OR TRANSFEREES. The Company shall not effect any consolidation, merger, or sale or conveyance of assets within the meaning of Section 5(c)(i)(B)-(C), unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder pursuant to Section 10 herein, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. In no event shall the securities received pursuant to this Section be registerable or transferable other than pursuant and subject to the terms of this Warrant.



     (e)     PURCHASE  PRICE  ADJUSTMENTS.

     (i) Except as otherwise provided in this Section 5, upon any adjustment of the Purchase Price, the Holder shall be entitled to purchase, based upon the new Purchase Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of Warrant Shares that may be acquired pursuant to this Warrant immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Purchase Price.

     (ii) If consideration other than money is received or issued by the Company upon the issuance, sale or purchase of Common Stock, Convertible Securities, or other securities or interests, the fair market value of such consideration, as reasonably determined by the Company's independent public accountant shall be used for purposes of any adjustment required by this Section
5. The fair market value of such consideration shall be determined as of the date of the adoption of the resolution of the Board of Directors of the Company that authorizes the transaction giving rise to the adjustment. In case of the issuance or sale of the Common Stock, Convertible Securities, or other securities or property without separate allocation of the purchase price, the Company's independent public accountant shall reasonably determine an allocation of the consideration among the items being issued or sold. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of that Common Stock for a consideration other than money immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive the Common Stock. The Company shall promptly deliver written notice of all such determinations by its independent public accountant to the Holder of this Warrant.

     (f) APPLICATION OF THIS SECTION. The provisions of this Section 5 shall apply to successive events that may occur from time to time, but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

     (g) DEFINITION OF COMMON STOCK. Unless the context requires otherwise, whenever reference is made in this Section 5 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean (i) the $.001 par value common stock of the Company, (ii) any other class of stock ranking on a parity with, and having substantially similar rights and privileges as the Company's $.001 par value common stock, and (iii) any Convertible Security convertible into either (i) or (ii). However, subject to the provisions of Section 5(c)(i) above, Warrant Shares issuable upon exercise of this Warrant shall include only shares of common stock designated as $.001 par value common stock of the Company as of the date of this Warrant.

     (h) FRACTIONAL SHARES. No fractional Warrant Shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant made pursuant to this Section 5 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Warrant may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

     (i) COMPANY-HELD STOCK. For purposes of Section 5(a) above, shares of Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

     6.     NOTICE  TO  THE  HOLDER.

     (a) If, prior to the expiration of this Warrant either by its terms or by exercise in full, any of the following shall occur:

     (i) The Company shall declare a dividend or authorize any other distribution on its Common Stock, including those of the type identified in
Section 5(a) hereof; (ii) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights; (iii) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, pledge, mortgage, exchange, or other conveyance of all or substantially all of the assets of the Company; (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) any purchase, retirement or redemption by the Company of its Common Stock; then, and in any such case, the Company shall deliver to the Holder written notice thereof at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following: (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined; (y) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's shareholders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and (z) if any matters referred to in the foregoing clauses (x) and (y) are to be voted upon by shareholders of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

     (b) Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 6(b).

7.     TRANSFER  TO  COMPLY  WITH  THE  SECURITIES  ACT.

     (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

     (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act, for distribution to the public pursuant to Section 7(c) below:

"THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

     (c) The Holder agrees that, prior to the disposition of any Warrant Shares acquired upon the exercise hereof under circumstances that might require registration of such Warrant Shares or other security issued or issuable upon exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Holder shall give written notice to the Company, expressing his intention as to the disposition to be made of such Warrant Shares or other security issued or issuable upon exercise of this Warrant; except, that such notice shall not be required for a sale of the Warrant Shares or other security issued or issuable upon exercise of this Warrant made pursuant to the requirements of Rule 144 promulgated under the Securities Act. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Holder's counsel the proposed disposition does not require registration of the Warrant Shares or any other security issuable or issued upon the exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such Warrant Shares issuable or issued upon the exercise thereof, all in accordance with the terms of the notice delivered by the Holder to the Company.

     8. BEST EFFORTS. The Company covenants that it will not, by amendment of its Articles of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder.

     9. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares or other securities upon the exercise of all Warrants from time to time outstanding.

     10. NOTICES. All notices, demands, requests, certificates or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated any other address by notice in writing to the Company, to such other address; and, if to the Company, addressed to it at that address appearing on page 1 of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

     11. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Florida.

     12. SURVIVAL. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

     13. NO AMENDMENTS OR MODIFICATIONS. Neither this Warrant nor any provision hereof may be amended, modified, waived or terminated except upon the written consent of the Company and the Holder of this Warrant.

     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

Dated:     March  14,  2002


     PICK-UPS  PLUS,  INC.



/s/ John Fitzgerald
________________________________
John  Fitzgerald,  President